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PICTURE OF USA FLAG

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THE GABELLI
EQUITY TRUST INC.

ANNUAL REPORT
DECEMBER 31, 2002

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THE GABELLI
EQUITY TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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PICTURE OF FLAGS

ALABAMA   ALASKA   ARIZONA   ARKANSAS   CALIFORNIA   COLORADO   CONNECTICUT
DELAWARE   FLORIDA   GEORGIA   HAWAII   IDAHO   ILLINOIS   INDIANA   IOWA
KANSAS   KENTUCKY   LOUISIANA   MAINE   MARYLAND   MASSACHUSETTS   MICHIGAN
MINNESOTA   MISSISSIPPI   MISSOURI   MONTANA   NEBRASKA   NEVADA   NEW HAMPSHIRE
NEW JERSEY   NEW MEXICO    NEW YORK    N. CAROLINA    N. DAKOTA    OHIO
OKLAHOMA   OREGON   PENNSYLVANIA   RHODE ISLANDS   CAROLINA   S. DAKOTA
TENNESSEE   TEXAS   UTAH   VERMONT   VIRGINIA   WASHINGTON   WEST VIRGINIA
WISCONSIN   WYOMING

INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

[LOGO OMITTED]
THE GABELLI
EQUITY TRUST INC.

TO OUR SHAREHOLDERS,

      In the fourth quarter of 2002, the stock market enjoyed its first sustained rally of the year. The Dow Jones Industrial Average posted eight consecutive weekly gains and closed the quarter with a 10.48% return. The Standard & Poor's ("S&P") 500 Index and technology-dominated Nasdaq Composite Index also finished in the black. This was not nearly enough, however, to prevent a third consecutive year of declines for all of these indices. The Gabelli Equity Trust Inc. (the "Trust") lost ground by falling 20.54% for the year, behind the Dow, which dropped 15.04%, and finished ahead of the S&P 500 Index, which fell 22.09% during 2002.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. The Trust distributed $0.14 per share on December 24, 2002.

      Given the Fund's current net asset value, the Board of Directors intends to review the appropriate level of future quarterly payments. As a result of this review, subsequent interim quarterly distributions may be less than the current $0.27 per share level in an effort to provide our common stock shareholders consistent distributions throughout each year pursuant to our 10% Distribution Policy. Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available.

      Under the policy, distributions are made at the annual rate of 10% of the average of the calendar quarter-end net assets of the Trust's common stock at December and March, June, and September. The Trust distributed $0.27 per share to common stock shareholders at quarter-end in March, June, and September of 2002. The fourth quarter distribution is a variable adjusting distribution in December. The adjusting distribution is the greater of the remaining portion of 10% of the average net assets to be distributed (10% of the average net assets less the cumulative $0.81 per share ($0.27 x 3) paid in March, June, and September) or the distribution required by IRS regulations.

      As of December 2002, there was no requirement for a fourth quarter distribution to common stock shareholders. 10% of the Trust's average net assets using calendar quarter-end net assets of the Trust's common stock for the past four quarters equates to $0.78 per share. The distribution of $0.27 per share paid in September brought the total distribution for 2002 to $0.81 per share, thus satisfying the Trust's 10% Distribution Policy for 2002. The Board of Directors declared a $0.14 per share cash distribution to provide our common stock shareholders with consistent distributions throughout the year even though the policy had been satisfied. The Board also declared a $0.27 per share cash distribution to be paid in March 2003 to affirm its intention to maintain the 10% Distribution Policy.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
              ----------------------------------------------------

                                                                SINCE
                                                QUARTER      INCEPTION (B)   10 YEAR     5 YEAR      3 YEAR       1 YEAR
                                                -------      -------------   -------     ------      ------       ------
  Gabelli Equity Trust NAV Return (c) .......... 10.84%          10.06%       8.27%       0.96%       (9.61)%     (20.54)%
  Gabelli Equity Trust Investment Return (d) ... (1.14)%         10.20%       9.38%       2.17%       (6.96)%     (28.36)%

  S&P 500 Index ................................  8.43%          10.69%       9.34%      (0.58)%     (14.54)%     (22.09)%
  Dow Jones Industrial Average ................. 10.48%          12.49%      12.05%       2.87%       (8.51)%     (15.04)%
  Nasdaq Composite Index ....................... 13.95%           7.97%       7.03%      (3.19)%     (31.02)%     (31.53)%

(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on August 21, 1986.

(c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Since Inception return based on initial net asset value of $9.34.

(d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Since Inception return based on an initial offering price of $10.00.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 545 publicly-traded closed-end funds in the U.S., approximately 23% currently trade at premiums to NAV versus 32% five years ago and 49% ten years ago. For general equity funds such as the Trust, approximately 13% currently trade at premiums to NAV versus 30% five years ago and 38% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 16-year history, the range fluctuated from a 38% premium in June 2002 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 0.4% discount to NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium gradually increased through June 2002. The Trust's premium was 9.08% at year-end 2002. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

      The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 10% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.


                        PREMIUM/DISCOUNT SINCE INCEPTION

                               DECEMBER 31, 2002
                               -----------------
                       Net Asset Value                $6.28
                       Market Price                   $6.85
                       Premium                        9.08%

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                               PLOT POINTS FOLLOW:

9/30/86                                           0.0067
10/31/86                                          0.0046
11/30/86                                         -0.0390
12/31/86                                         -0.0661
1/31/87                                          -0.1363
2/28/87                                          -0.1323
3/31/87                                          -0.1555
4/30/87                                          -0.1393
5/31/87                                          -0.1788
6/30/87                                          -0.2028
7/31/87                                          -0.2000
8/31/87                                          -0.2052
9/30/87                                          -0.2128
10/31/87                                         -0.2074
11/30/87                                         -0.2154
12/31/87                                         -0.2061
1/31/88                                          -0.2235
2/29/88                                          -0.1145
3/31/88                                          -0.1523
4/30/88                                          -0.1477
5/31/88                                          -0.1906
6/30/88                                          -0.0819
7/31/88                                          -0.0984
8/31/88                                          -0.0942
9/30/88                                          -0.1097
10/31/88                                         -0.1256
11/30/88                                         -0.1104
12/31/88                                         -0.1113
1/31/89                                          -0.1214
2/28/89                                          -0.1108
3/31/89                                          -0.1006
4/30/89                                          -0.0925
5/31/89                                          -0.0699
6/30/89                                          -0.0468
7/31/89                                          -0.0854
8/31/89                                          -0.0243
9/30/89                                          -0.0385
10/31/89                                         -0.0257
11/30/89                                         -0.0217
12/31/89                                          0.0076
1/31/90                                           0.0534
2/28/90                                          -0.0156
3/31/90                                           0.0242
4/30/90                                           0.0033
5/31/90                                          -0.0056
6/30/90                                          -0.0049
7/31/90                                          -0.0176
8/31/90                                          -0.0180
9/30/90                                          -0.0348
10/31/90                                         -0.1187
11/30/90                                         -0.0327
12/31/90                                          0.0290
1/31/91                                          -0.0091
2/28/91                                           0.0269
3/31/91                                           0.0150
4/30/91                                          -0.0257
5/31/91                                          -0.0100
6/30/91                                           0.0138
7/31/91                                          -0.0032
8/31/91                                          -0.0009
9/30/91                                          -0.0298
10/31/91                                         -0.0083
11/30/91                                         -0.1014
12/31/91                                         -0.0366
1/31/92                                          -0.0077
2/29/92                                           0.0141
3/31/92                                           0.0045
4/30/92                                           0.0069
5/31/92                                           0.0092
6/30/92                                           0.0032
7/31/92                                           0.0165
8/31/92                                           0.0309
9/30/92                                           0.0427
10/31/92                                         -0.0068
11/30/92                                         -0.0461
12/31/92                                         -0.0257
1/31/93                                          -0.0312
2/28/93                                          -0.0046
3/31/93                                           0.0265
4/30/93                                           0.0436
5/31/93                                           0.0120
6/30/93                                          -0.0207
7/31/93                                          -0.0093
8/31/93                                          -0.0358
9/30/93                                           0.0088
10/31/93                                          0.0601
11/30/93                                          0.0659
12/31/93                                          0.0573
1/31/94                                           0.0797
2/28/94                                           0.0673
3/31/94                                           0.0733
4/30/94                                          -0.0270
5/31/94                                           0.0524
6/30/94                                           0.0542
7/31/94                                           0.0233
8/31/94                                           0.0597
9/30/94                                           0.0185
10/31/94                                          0.0375
11/30/94                                          0.0622
12/31/94                                          0.0121
1/31/95                                           0.0047
2/28/95                                           0.0300
3/31/95                                           0.0170
4/30/95                                          -0.0122
5/31/95                                          -0.0240
6/30/95                                          -0.0081
7/31/95                                          -0.0440
8/31/95                                          -0.0697
9/30/95                                          -0.0845
10/31/95                                         -0.1206
11/30/95                                         -0.0750
12/31/95                                         -0.0578
1/31/96                                          -0.0625
2/29/96                                          -0.0821
3/31/96                                          -0.0385
4/30/96                                          -0.0732
5/31/96                                          -0.0916
6/30/96                                          -0.0470
7/31/96                                          -0.0576
8/31/96                                          -0.0708
9/30/96                                          -0.0474
10/31/96                                         -0.0405
11/30/96                                         -0.0644
12/31/96                                         -0.0394
1/31/97                                          -0.0741
2/28/97                                          -0.0644
3/31/97                                          -0.0424
4/30/97                                          -0.0077
5/31/97                                          -0.0688
6/30/97                                          -0.0613
7/31/97                                          -0.0693
8/31/97                                          -0.0676
9/30/97                                          -0.0397
10/31/97                                         -0.0636
11/30/97                                         -0.0175
12/31/97                                          0.0316
1/31/98                                           0.0119
2/28/98                                          -0.0088
3/31/98                                          -0.0220
4/30/98                                          -0.0788
5/31/98                                          -0.0885
6/30/98                                          -0.0400
7/31/98                                          -0.0420
8/31/98                                          -0.0814
9/30/98                                          -0.0091
10/31/98                                          0.0025
11/30/98                                          0.0216
12/31/98                                          0.0026
1/31/99                                           0.0103
2/28/99                                           0.0264
3/31/99                                           0.0202
4/30/99                                          -0.0068
5/31/99                                          -0.0060
6/30/99                                          -0.0163
7/31/99                                           0.0070
8/31/99                                           0.0159
9/30/99                                           0.0126
10/31/99                                         -0.0045
11/30/99                                         -0.0178
12/31/99                                         -0.0147
1/31/00                                          -0.0331
2/29/00                                          -0.0835
3/31/00                                          -0.0438
4/30/00                                          -0.0780
5/31/00                                          -0.0460
6/30/00                                           0.0097
7/31/00                                          -0.0093
8/31/00                                           0.0073
9/30/00                                          -0.0179
10/31/00                                         -0.0298
11/30/00                                          0.0332
12/31/00                                          0.0493
1/31/01                                          -0.0450
2/28/01                                          -0.0067
3/31/01                                           0.1048
4/30/01                                           0.0937
5/31/01                                           0.1453
6/30/01                                           0.1596
7/31/01                                           0.1107
8/31/01                                           0.1614
9/30/01                                           0.2041
10/31/01                                          0.2241
11/30/01                                          0.2314
12/31/01                                          0.2029
1/31/02                                           0.2497
2/28/02                                           0.2463
3/30/02                                           0.2311
4/30/02                                           0.2480
5/30/02                                           0.2955
6/30/02                                           0.3215
7/31/02                                           0.3318
8/31/02                                           0.3392
9/30/02                                           0.2193
10/31/02                                          0.1400
11/30/02                                          0.1800
12/31/02                                          0.0800

COMMENTARY

THE YEAR IN REVIEW -- A CRISIS IN CONFIDENCE

      The economy roared out of the recession with a 5.8% Gross Domestic Product ("GDP") gain in the first quarter of 2002. What followed was a year characterized by scandals: Enron -- the biggest bankruptcy in history (later trumped by WorldCom); the uncovering of accounting scandals, the demise of Arthur Andersen, as well as New York State Attorney General Eliot Spitzer's attempts to eliminate the conflicts of interest between banking and research by aggressively pursuing the large investment houses and the Grubmans and Blodgets of the world. While on the subject, let us not forget Tyco's Kozlowski's alleged personal tax avoidance schemes or the travails of Martha Stewart's alleged insider trading in ImClone stock. These traumas weighed heavily on the overall market. Anxiety about the vitality of our capital system spread to Securities and Exchange Commission ("SEC") Chairman Harvey Pitt who was eventually forced to resign because of his support of William Webster, who then also elected to withdraw his nomination.

      These announcements spooked investors. They surfaced during a period of stalled earnings. In the same manner that the stock market boom encouraged optimism about the boundless opportunities for earnings and sales growth, any hint of wrongdoing was an excuse to ratchet down positive forecasts.

A RECOVERY WITHOUT RESPECT

      The loss of investor confidence was at odds with the economic recovery that reflected a solid, if frustratingly slow, path to recovery. Consumer spending and confidence continued to hold up well. Individuals took advantage of low interest rates to buy or refinance their homes and to purchase autos. Beginning with the surprise 50 basis point rate cut in January of 2001, Federal Reserve Board ("Fed") Chairman Alan Greenspan made plain his intention to help the consumer sustain the economy until capital spending could resume to fuel a more lasting recovery. Today, we are more optimistic that capital spending -- this second leg of the recovery -- will resume in 2003.

      The excess capacity and equipment that was built under the boom scenario is now getting rationalized out. This has been -- and continues to be -- a wrenching period for the economy, particularly for the companies (and investors) in telecommunications, media and utilities industries. However, Schumpeter's
"creative destruction" is a requisite evil in capitalism to wind up with stronger companies that can compete well, maintain market share and produce new goods and services. At the same time, it gives us renewed respect for the self-regulating nature of the U.S. capital markets, and reminds us why it is the model for the world. Ultimately we believe that solid companies in the telecom industry such as Nextel, Telephone and Data Systems and AT&T Wireless will emerge with broader opportunities.

POSITIVES: DE-REGULATION, DEALS, AND QUALITY OF EARNINGS

      The Federal Communications Commission ("FCC") is preparing to phase out rules that require the former "Baby Bells" to rent their networks to rivals at low mandated prices, thereby subsidizing competition. FCC Chairman Michael Powell believes that real competition can only come from those who own their own networks. He also is committed to ensuring that surviving telecommunications carriers will have the ability to generate good returns and cash flow to invest in new services. One goal of the Bush Administration and Powell's FCC is the proliferation of broadband. As the next economic cycle develops, demand for telephony will again grow at a multiple of GDP, as it had for the prior two decades.

      Elsewhere, the limitations on cross ownership of media assets will be lifted or eliminated. Merger and acquisition activity will resume along with capital spending once companies begin to believe they are in a position of strength, and that spending is necessary to grow and compete. The government must encourage research and development to spur capital spending in conductivity and connectivity. As was the case at Vivendi, where management is putting Cegetel and SFR together, one favorable outcome is that the slowdown in wireless and wireline will end up energizing transactions. In the utilities industry, the 1992 Utilities Act encouraged the unbundling of generation and transmission lines. While this eventually led to the abuses at Enron, the Act creates the framework for transactions to occur.

      Clearly, WorldCom and Adelphia created an air pocket for valuations. They also presented a delay in the catalyst for change. We do feel that the signal lights go from yellow to green in the spring of 2003. More TV stations owners will consolidate. A result of some of the recent mergers -- for example, Nestle buying Ralston -- is that a slew of new product introductions will require awareness. Bottom line, we anticipate a very good advertising market going forward. In the interim, we add opportunistically to the portfolio when we find distressed names such as Disney and Vivendi to buy.

      In the mid-70's, we originated and focused a valuation methodology based on Private Market Value ("PMV"). The baseline was at what price would an industrialist be willing to pay for the assets of a given company and why? The next level below the PMV of a company is the price leveraged buy-out ("LBO") groups will pay, slightly less than a synergistic corporate buyer because of the lack of ability to eliminate redundancy. The prices of small companies do not have any room to go down. Indeed, managements want to own and families want to sell. Unfortunately, as was the case in 1992, you cannot get financing. Banks are not lending. Whereas years ago, banks would lend at six times, today banks are absent from the equation at two times cash flow, while stocks trade at five times cash flow. The result is that the next part of the consolidation process will be by the corporate buyer -- for example, HSBC acquiring Household. There are also a number of green lights including Financial Accounting Standards Board ("FASB") 142 in accounting that create an incredible stimulus for transactions.

      While the stock market still has the overhang of the potential war with Iraq, and the burden of higher oil prices, there are some bright spots. One silver lining in the aftermath of accounting fraud and corporate scandals is increased transparency and higher quality in earnings and cash flow. Corporate America has been tagged with quality of earning concerns and has responded by promising to include more detailed information about profitability in the future. Companies that used to smooth quarterly earnings with accounting contrivances are pressured to take a more conservative approach to reporting. This overdue clarity and transparency will be good for investors. The Sarbanes-Oxley Act, requiring chief executives to personally certify their financial statements, will work to focus managements' attention on the connection between their job to create wealth for shareholders and the need for shareholders to understand what management is doing.

ECONOMIC STIMULUS

      Our national priority is to get the economy stimulated. From a fiscal policy standpoint, the end goal for this Administration is to get Bush re-elected. In order to do this, the economy must start to improve by year-end 2003. Forty-three has learned from Forty-one. The Administration and Congress have proposed plans to stimulate growth. While not yet in final form, the plans include accelerating income tax rates that were approved two years ago, extending unemployment benefits, providing rebate checks to middle class parents, eliminating the tax on dividends for individuals, a tax incentive to spur capital investment by small and medium size businesses, and an increase in spending on infrastructure. There are a number of silver bullets that will result in giving the consumer money to spend which should stimulate the economy. The trial balloons launched in December resulted in more aggressive proposals for stimulus from the President's economic package. By addressing the taxability of dividends, it has helped the psychology of the market. In addition, the acceleration in the timing of the earlier tax cuts and perhaps a holiday in social security tax should encourage consumers to increase spending.

      From a business standpoint, we need to jump start capital spending. Investment tax credits and the elimination of double taxation of dividends are powerful tools that will hopefully be approved. Meanwhile, the overriding drag on the economy is the price of oil. A price of $25 or more per barrel presents a challenge to consumption. Until action is taken to reduce consumption and alter habits, the high price of oil is like a pickpocket in Times Square, stealing the opportunity from consumers and businesses to reinvigorate the economy.

GROWTH OUTSIDE THE UNITED STATES

      We expect better growth in Europe and its time may finally be coming. The European Central Bank ("ECB") made an unexpected 50 basis point cut in interest rates just at year-end. This was accompanied by remarks that the ECB would reassess the emphasis placed upon fighting inflation and would at least acknowledge the need for growth. Our holdings in companies with large European exposure such as Modine and Heinz will benefit from a stronger economy overseas.

BARRON'S 2003 ROUNDTABLE

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2003 Roundtable.

                      -------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                                  MARIO GABELLI
                      CHAIRMAN AND CHIEF INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.
                      -------------------------------------
                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                  On the Money

             FOUR SAVVY INVESTORS, LOTS OF STOCKS AND ONE GOLD RULE
                              By LAUREN B. RUBLIN

DID SOMEONE SAY "THEME PARTY"? Naw, we didn't serve fondue, or dance to the hits of the 'Fifties, or come dressed as -- perish the thought -- our favorite hot-shot investors. Instead, we invited some of Wall Street's best and brightest to bring their favorite themes -- investment only, of course -- to the 35th annual BARRON'S Roundtable, which convened Jan. 6 in lower Manhattan.

It was quite a party. The worldly Marc Faber brought plenty of doom and gloom, along with animated talk of a boom -- in Asia's emerging markets. Abby Joseph Cohen, the scholar-in-residence at Goldman Sachs, brought a flawless memory for economic facts and financial figures, and a keen interpretation of same. And Mario Gabelli, sharp as ever, probably brought dozens of stock picks, as usual, but was kind enough to leave a few in the coatroom. After all, we had only nine hours, on that wintry day, to grill and drill this loquacious, provocative crowd.

BARRON'S: ALREADY, THIS NEW YEAR IS SHAPING UP DIFFERENTLY. THE PRESIDENT IS PROPOSING A BIG TAX-CUT PACKAGE, AND WE ARE LIKELY TO GO TO WAR WITH IRAQ, PROBABLY EARLY NEXT MONTH. MARIO, WILL IRAQ MAKE A DIFFERENCE TO THE ECONOMY, ASIDE FROM THE OBVIOUS -- OIL PRICES?

GABELLI: Oil is like a pickpocket in Times Square. As it goes over $30 a barrel, it robs my pocket. I am concerned about the unintended consequences of war. Somebody gets on an airplane with smallpox. We have another anthrax attack. Do the Iraqis dump scuds on Tel Aviv in a scorched-earth move as they're being taken out? Yet, I say it's worth the risk, because when I was growing up in the 1940s and '50s, I remember hearing about Prague. "Let them [the Nazis] have Prague."

Q: WE GAVE THEM PRAGUE.

GABELLI: Right. And then we had another seven years. There is an air pocket in the economy right now. You basically come in with massive fiscal stimulation. You are either in Baghdad or you're out after six weeks. If you're out, and oil doesn't go up to $50 and stay there but comes back down to $25 or less a barrel, then this president has done everything, will do everything to get re-elected in 2004. As a result, we're going to have an extraordinarily good economy in the fourth quarter of 2003 and the first half of 2004, and the market will follow suit.

Q: WHAT'S YOUR TAKE ON INTEREST RATES, MARIO?

GABELLI: If oil falls to the low $20s, consumers around the world will be helped dramatically. The stimulation package is going to happen, too. Strong demand from the absence of the energy pickpocket will drive rates materially higher by the end of the year. The 10-year note will yield more than 5%.

BIGGS: I'm with Mario. I think the 10-year Treasury will yield over 5%. The central banks of the world clearly have said they are committed to reflation.

GABELLI: If we get a 50% reduction in taxes on dividends, it's going to have an impact on municipal bonds. [Tuesday, as part of a $674 billion economic-stimulus plan, President Bush called for the elimination of all taxes on corporate dividends.] Finally, interest-rate spreads will improve dramatically between government and high-yield bonds as the economy starts to improve.

Q: OF COURSE, ELIMINATING TAXES ON DIVIDENDS IS BAD FOR THE STATES, AS IT COULD RAISE THEIR BORROWING COSTS WHILE LOWERING THEIR REVENUES. AND IT'S BAD FOR REAL-ESTATE INVESTMENT TRUSTS.

GABELLI: Rain is bad for the parade and great for the farmer. There are a lot of trade-offs. There's a good opportunity here to make money on the short side in munis.

Q: MARIO, CARE TO PREDICT THE MARKET?

GABELLI: Because the president will do all in his power to get himself re-elected, we are going to have a very good economy in the spring of 2004. Oil will be under $25, and we will be reflating the world. The market will be up 10%, with lots of volatility. However, if oil unexpectedly hits the $40s, the Dow will fall to 6000-6500. But it will bounce back, because $40 oil is not sustainable in the short run.

On a long-term basis I see a '68-'81 kind of environment, where the market moves sideways. Earnings grow 6% a year and price-earnings multiples get bumped by higher rates. The year will be characterized by the chase for dividends. It's also a year in which deals come back. HSBC's deal to buy Household International was a wake-up call. The leveraged buyout firms haven't been able to tap the debt market, and that's starting to loosen up. Large companies want to grow. In addition to the fiscal stimulus, specific sectors will benefit from changes in regulatory dynamics. For example, the FCC [Federal Communications Commission] is going to reform the telecom act, and there will be reforms in media, utility and energy regulations. Even more interesting, we're going to have tort reform. All these things will create an extraordinarily fertile environment for corporate love-making.

Along similar lines, the FCC announced today that it is going to re-examine the telecom industry in a way that would favor facilities-based companies -- namely, the Baby Bells. [Under the FCC's plan, now in draft form, competitors such as long-distance providers eventually would lose their discounted access to the Bells' network switches.] This is a big boon to Verizon, SBC Communications and the rest. So, if you want to compete in local service, you'll have to build your own facilities.

SAMBERG: What Mario is saying is that after the government set the telecom monster loose and let it screw up the economy, after it has killed itself on its own, the government is going to jump on the corpse and trash it some more. Terrific. That's a great investment theme.

GABELLI: What I'm saying is, the Verizons of the world will do better. They will begin to spend money on Cisco and Lucent and R&D.

BARRON'S: MARIO, WHAT STOCKS HAVE YOU BROUGHT US?

GABELLI: First, I want to talk about old age, dividends and inflation. There are approximately 200 million vehicles on the road in the United States. The average age of a passenger car is 9.3 years, up from 8.1 years at the beginning of the 1990s. Light trucks are getting older, too. When I was growing up in the Bronx, a car lasted for 50,000 miles. Fifteen or 20 years ago, it lasted 100,000. Today, a new car will last 170,000 miles. In addition, years ago you used to get a two- or three-year warranty. Now, it's five years. So cars between five and nine years old are the sweet spot for parts consumption. Between 1996 and 2001, cars in the sweet spot declined 2.2%, to 61 million units. In the next five years, they are going to grow 15%, to 70 million. This is good news for GENUINE PARTS.

Q: WE WONDERED WHERE YOU WERE GOING WITH THIS.

GABELLI: The stock sells for 31.50 or so. The company pays a dividend of $1.16 a share, and dividends have grown for the past 30 years. The current yield is around 4%. The payout ratio is about 50%. The balance sheet is terrific. Debt is about $775 million. Earnings for 2002 probably will be a bit more than $2.10 a share, rising to $2.30 in 2003 and around $2.50 in 2004. Revenues will grow 4%-5% and earnings about 7.5%-8%. Genuine Parts is a purveyor of expendable auto components. The company is a leader in its market. If inflation picks up, parts prices will rise, and its growth will rise more.

Q: WHERE IS THE STOCK HEADED?

GABELLI: If you can find 8%-10% growers with good balance sheets and predictable earnings visibility, even with some quarterly earnings hiccups, a multiple of 20 times earnings isn't far-fetched. You could be looking at a $50 stock in a couple of years. Plus, you get the dividend.

NEFF: There is some evidence that Detroit is building a better car. Would that change the sweet spot any?

GABELLI: That's why the sweet spot moved from two to five years to six to 10.

BLACK: I owned Genuine Parts, but we sold it around 35 a share. The company's growing the top line by only 3%-4%. Formerly, it had been an 8%-9% grower.

GABELLI: We expect auto-parts sales to grow by 5% a year -- and that's with inflation of 1% -- over the next five years.

Now, to reiterate my view of the world, we're in a soft economy, but we'll get a bunch of fiscal stimulation in the form of tax cuts for the consumer and the business person, as well as something for the investor. We worry about higher oil prices acting like a pickpocket in Times Square. If the price of crude falls to under $25 a barrel, the world will reflate. Regulatory obstacles to business will be re-examined in 2003. No. 1, the Telecommunications Act of 1996 is re-examined. The opening salvo was launched today by the Federal Communications Commission, echoing a commitment made by [FCC Chairman Michael] Powell in the fall. The FCC is going to revisit the concept of unbundled networks, which would help the regional Bell companies by allowing only full, facilities-based competitors to enter the market. In the utilities area, the 1992 amendment to the PUHCA, or Public Utility Holding Company Act of 1935, which created all the opportunities for investment bankers to blow smoke up the portals of the utility companies, is going to be re-examined.

Q: HOW WILL THE ENERGY-TRADING SCANDALS AFFECT THE INDUSTRY?

GABELLI: Companies are going back to basics. They're going to return to a regulated monopoly business where they can earn 11%. But utility regulation is going to change. Institutions will be allowed to own more than 10% of the shares of any one utility. Then we're going to have an energy policy that will enable us to address the world of $90 oil that Marc commented on. [In the first installment of the Roundtable, Faber prophesied oil would hit $60-$90 a barrel in the next 10-15 years, as demand from Asia surges.] We're going to produce more, conserve more and find alternatives such as fuel cells and wind power.

Q: THERE'S BEEN A LOT OF THAT HERE TODAY.

GABELLI: We're also going to re-examine tort reform. And I want to talk about deals, deals and more deals. In the past year or two, acquisitions have been limited, because companies were concerned about being labeled serial acquirers like Tyco and WorldCom. HSBC's acquisition of Household International sounds the gong for a new wave of deals. This should benefit lots of my companies. Let's turn to your TV set. Advertiser-supported media is going to do quite well in 2003. And in 2004 we'll have the Olympics, the election and economic stimulation.

I'm recommending the small-television-station owners, because the FCC is going to change several rules. They're going to raise the ownership cap, making it possible for a given operator to own perhaps 50% of total households, versus the current 35%, at a given time. They will permit duopoly in small markets, meaning an operator will be able to own two TV stations. Third, they'll probably come out with a better ruling on whether cable operators must carry digital signals. Finally, television-station operators are finding new sources of revenues.

Q: WHICH STATION OWNERS DO YOU LIKE?

GABELLI: The first has done a pretty good job of damaging shareholder values. It's YOUNG BROADCASTING, YBTVA. It closed Friday at 13 a share. It has an equity market capitalization of approximately $260 million and net debt of about $600 million, for an enterprise value of $860 million. Young made an acquisition in San Francisco, taking a TV station away from NBC. Bob Wright [chairman of NBC] didn't forgive them, so he changed NBC's affiliation. Young paid about $750 million-$800 million for the station, and should sell it for $300 million-$400 million -- take a huge loss, sell it to NBC and apologize. That could drive the stock from 12 to 40. Right now Young has 11 television stations, reaching 6.1% of TV households -- six ABC affiliates, three CBS affiliates, one NBC affiliate and an independent in San Francisco, KRON. If you took the broadcasting cash flow of all of these stations except San Francisco, and applied it to all of the company's debt, you'd get the San Francisco station for free.

Q: WHAT'S YOUR NEXT PICK?

GABELLI: LIBERTY, not LIBERTY MEDIA, which I'll talk about in a minute. Liberty's symbol is LC. The stock trades on the New York Stock Exchange for 39, and there are 19.8 million shares outstanding. The company's got a $770 million market value, $60 million of cash, and $50 million of other assets which are being converted to cash. Thus, you're really paying $660 million. Liberty has 15 affiliated television stations. The company has not done a good job of managing shareholders' money, but they're generating significant cash flow. They will generate a couple of hundred million dollars over the next three or four years. Earnings will climb from $1.60 a share in 2002 to $2 to $3. The company is controlled by the Hipp family in South Carolina.

          Mario GABELLI'S PICKS

COMPANY             SYMBOL     1/6/03 PRICE
-----------------------------------------
GENUINE PARTS         GPC         $31.88
-----------------------------------------
YOUNG BROADCASTING    YBTVA        13.55
-----------------------------------------
LIBERTY CORP          LC           39.31
-----------------------------------------
TRIBUNE               TRB          47.79
-----------------------------------------
DQE                   DQE          16.50
-----------------------------------------
WESTAR ENERGY         WR           10.26
-----------------------------------------
VERIZON COMM          VZ           44.07
-----------------------------------------
DEL MONTE FOODS       DLM           7.85
-----------------------------------------
CAMPBELL SOUP         CPB          24.21
-----------------------------------------
H.J. HEINZ            HNZ          33.91
-----------------------------------------
VIVENDI UNIVERSAL     V            18.22
-----------------------------------------
LIBERTY MEDIA         L             9.66
-----------------------------------------
AOL TIME WARNER       AOL          14.09
-----------------------------------------
SOURCE: BLOOMBERG
--------------------------------------------------------------------------------

Q: WHAT DO YOU THINK OF LIBERTY MEDIA?

GABELLI: Be patient. Now, a kind word for TRIBUNE. The stock is 47. There are 330 million shares outstanding. Earnings of $2.20 a share are going to $3.50 a share. Dennis FitzSimons [the current CEO] is going to succeed John Madigan.

Among utilities, I like DQE, formerly known as Duquesne. DQE has 586,000 electric customers in the Pittsburgh area and a propane business that serves 70,000 customers. The company is shedding assets. It's selling most of its water-utility business to Philadelphia Suburban for $205 million. It's lowering debt, which will fall to $800 million in a couple of years from a current $1.3 billion. Management got spooked by the rating agencies, so the investment bankers convinced them to sell some stock. They sold 17 million shares last year at $13.50 a share. We bought a basketful, and we're still nibbling.

Q: WHAT'S THE STOCK PRICE?

GABELLI: Around 15.50. The company cut its dividend in October, to a dollar a share. As debt gets paid down, the dividend will rise. Plus, this is a consolidation play. Somebody will take them over.

NEFF: What's the P/E?

GABELLI: DQE probably earned $1.30 a share in 2002. It was a hot summer in Pittsburgh, so earnings may be flat in 2003, except for interest expense. The stock trades for 12-13 times earnings. At eight times Ebitda [earnings before interest, taxes, depreciation and amortization] I could do an LBO [leveraged buyout] of this company, but that will not happen now. It might take a year and a half to get a deal done. At that multiple, the stock is worth in the low $20s.

NEFF: Is this a 4%, 5%, 6% grower?

GABELLI: Yes. It's best to buy an index of utility stocks. The regulated business will grow by 5%. Payout ratios will return to more historic levels, and you could get a very good return on these stocks.

My next stock, WESTAR ENERGY, formerly Western Resources, is not without controversy. Its former CEO was indicted. The new CEO, Jim Haines, is a good chap. Westar, symbol WR, has 74 million shares outstanding. The stock trades for 10, giving the company a market value of $740 million. It pays a dividend of $1.20 a share. Westar has $3.6 billion of debt, but Kansas's regulatory commission has told the company to get that down to $1.8 billion. The company owns 45 million shares of Oneok, worth $1 billion. Somehow, they have to monetize it. They own Protection One, a protection company, which they will also sell or otherwise deconsolidate. I would then suggest to the chairman that he reduce the dividend to 60 cents, but pay shareholders a 60-cent stub. The company's regulated business has a book value of $16-$18 a share, on which it can earn 11%. The company can earn about $2 a share. Two years from now, you could double your money and Westar will be merged with someone else.

Q: MARIO, HAVE YOU ACTUALLY SUGGESTED THIS?

GABELLI: I haven't talked to Mr. Haines at all. He'll read it when this is published. The company doesn't have a debt problem, it has a cosmetic problem. By cutting the dividend to 60 cents, you throw a bone to the regulators, much as Con Edison did in New York in the 1970s. The regulators didn't like the former CEO, but Haines is a former regulator and has credibility.

BLACK: A lot of these electric utilities make about 13%-14% on book. They're leveraged roughly one-to-one on a debt-to-equity basis. They're making 6.5%-7% on total capital, but they've been destroying capital for years because their returns are below a normalized cost of capital, which is 8.5% or 9%. Maybe as stocks they go up, but as an industry this is a lousy play and it has been historically.

GABELLI: I don't know what you are talking about. I think you can make a lot of money in this area. Once the PUHCA rules are amended, guys like Warren Buffett and I are going to put tons of money into the group. And we're going to earn 20%-25% on our investment. Look, there's weakness in utilities if inflation goes to 6%-7%, because there's a lag effect for adjusting rates. But local distribution is still a terrific business, whether it's electric or gas.

Next, I've got a small-cap stock: VERIZON COMMUNICATIONS. It has only 2.7 billion shares, and trades for 40.50. However, the stock will be up today
[indeed, Verizon closed up 3.62, to 44.07 on Jan. 6, although it has since backtracked]. The FCC has just proposed changes that will help the RBOCs [regional Bell operating companies]. The competition that was fueled by Wall Street's greed is dying, and the Bells are going to get stronger. Verizon can earn about $2.80 a share this year. It will probably grow by 6%-7%, maybe a little faster. The stock yields about 3.75% and sells below the S&P's price/earnings multiple. I could also make the same case for SBC Communications and BellSouth, but Verizon's enough for now.

--------------------------------------------------------------------------------
Q:  THAT'S RESTRAINT.

GABELLI: Barton talked about the attractiveness of consumer staples. [Last week's Roundtable installment featured Barton Biggs' stock picks, including Kraft Foods, PepsiCo, Coca-Cola and Colgate-Palmolive.] I've got three more names. DEL MONTE FOODS sells for 8. There are 210 million shares outstanding. So that's $1.6 billion in market value. The company has $1.8 billion of debt. Del Monte is a producer of consumables such as pet foods, tuna and vegetables. Revenues for the year ending April 2004 will be about $3.4 billion. Earnings will be 80 to 90 cents. The stock could trade for the same multiple as Ralcorp, a producer of non-branded staples. If that happens, it goes to 15-16 in two years.

CAMPBELL SOUP is another potential winner. The stock is 24, and the company has a $10 billion market cap and $3.5 billion of debt. They are getting themselves ready for a sale.

Q:  WHAT IS GOING TO TURN THIS COMPANY AROUND?

GABELLI: It's got better management, better products. It's moving into Europe. The chairman, George Sherman, did a pretty decent job in his former life, running Danaher. Management is grooming Campbell for a takeover, which could happen in the low 30s. We think it will happen a year from now.

BLACK: The company's condensed soups have been losing share for a long time. This is a classic marketing problem.

GABELLI: It's a matter of execution. This is a terrific category, with seven or eight companies. There's Unilever and Nestle and PepsiCo in the $100-billion-market-cap category. There are a whole bunch of companies in the $10 billion-$20 billion market. There is another round of consolidation occurring. Campbell is on my list.

My next stock is ketchup -- any color, any flavor, any price. Yes, H.J. HEINZ. The stock is 33, and the symbol is HNZ. Heinz has $4 billion of debt and a $15 billion market cap. After the spinoff of its SKF subsidiary, which was merged into a subsidiary of Del Monte, Heinz will have earnings of about $2 a share. That will grow by about 7%-8% a year, and cash flow is excellent. A good part of Heinz's business is in Europe, where earnings will benefit from a declining dollar.

Q:  PLEASE TELL US ABOUT LIBERTY MEDIA.

GABELLI: There will be a lot of acquisitions and financial transactions in the world of entertainment. Walt Disney and VIVENDI UNIVERSAL are thinking about transactions. I'll start with Vivendi, because it is the least controversial [general laughter]. The stock is around 17. There are 1.1 billion shares outstanding. We think the company is worth about 35 euros a share. We like their strategy. Vivendi has a very good business in wireless telecom in France. They could always pick up the phone and sell it to Vodafone. Canal Plus, their cable business in France and elsewhere in Europe, is wonderful. There's the entertainment business in the United States, which is terrific, particularly the sci-fi and cable-channel networks. Jean-Rene Fourtou, who succeeded Jean-Marie Messier, is liquefying the company. We've been buying the stock.

Time for Liberty Media and John Malone [the company's chairman]. Here's the math: 2.7 billion shares outstanding at 9 a share comes out to $25 billion in market value. Liberty is invested in other companies whose stocks are going to rise. Plus, it will benefit from more merger activity and more favorable regulations. It's got a great collection of assets.

Q:  WHAT HAPPENED TO MALONE? HE USED TO BE A GOOD INVESTOR.

GABELLI: Malone made the dumbest investments in the world. He invested in telecoms and made a lot of mistakes, but let's deal with the deck we have. It's a pretty interesting deck. Is he going to team up with Barry Diller to go after Vivendi? Is he going to put QVC and Home Shopping Network together? Is he going to do something with Bob Wright? Will he be in the forefront of the re-engineering of other companies? Whatever the case, the stock is cheap at 9, and gives you the equivalent of an active index fund in the media/entertainment area.

BLACK: What does he do with the company's AOL holding? [Liberty Media owns 170 million AOL Time Warner shares.] I own Liberty as well, and it's got a breakup value of $14 a share, conservatively speaking. But there's this huge holding in AOL.

GABELLI: AOL is driven by AOL. If it were just Time Warner, the stock would sell for a higher price. Those of us who owned Time Warner made a lot of money on this deal [the January 2001 merger of AOL and Time Warner], because our stock got up to 90-100, and we sold it. They marked it up, and we moved it down. We started buying it back around 18 to 21, and the stock is around 11-12 today. There are about 4.4 billion shares, times 12 a share, which is $50 billion in market value. It's got another $30 billion of debt, so that's an enterprise value of $80 billion. Looking at their non-AOL businesses, you get a value that is higher than $80 billion. Cash flow is very good. The company is planning to spin off Time Warner Cable. They'll buy Cablevision. You knew I would get that in today! [Gabelli predicted at the 2002 Roundtable that Cablevision eventually would be sold.] The question is, can they revitalize the company and maintain AOL's subscriber base? Can they continue to create new services that are unique at AOL? Can they get cash flow from transactions?

SAMBERG: And the answer is?

GABELLI: I don't know. I was never one pushing the AOL model.

Q:   THANKS MARIO. []

INVESTMENT SCORECARD

       In the fourth quarter, telecom stocks rallied strongly, with France Telecom, Sprint PCS, Qwest and Broadwing making our top-ten performance list and numerous other telecom holdings posting impressive gains. Media stocks including Cablevision Systems, PRIMEDIA, News Corp. and Young Broadcasting posted good gains. Beaten up "growth to value" stocks such as Xerox, Hewlett Packard and Halliburton also performed quite well. Our biggest laggards were from a grab bag of industry groups including defense (Northrop Grumman), consumer electronics (Hitachi) and manufacturing (GrafTech International).

      For the full year, our biggest winners also came from an eclectic group of industries including publishing (Media General), hotels (Hilton Hotels), consumer services (Rollins), and aerospace/defense (Fairchild). Despite strong fourth quarter performance, telecommunications stocks performed poorly for the full year. In general, our utilities stocks also disappointed with Duke Energy and El Paso retreating significantly.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

BERKSHIRE HATHAWAY INC. (BRK'A - $72,750 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing and manufacturing. Its investment portfolio includes over $28 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; MiTek steel connectors; XTRA transportation leasing; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 17% of revenues while General Re, the fourth largest reinsurer globally, contributes 23% of revenues.

GAYLORD ENTERTAINMENT CO. (GET - $20.60 - NYSE) is a diversified company operating principally in two segments: hospitality and media. The company's hospitality group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related assets. The media group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, and three Nashville radio stations. Gaylord's management team is focusing on unlocking shareholder value. They have recently opened a new hotel, the Gaylord Palms, in Orlando, FL and are constructing a third in Grapevine, TX. The company recently announced the sale of Acuff-Rose Music Publishing to Sony for $157 million and the sale of its stake in the Opry Mills mall for $30 million, allowing Gaylord to finance the completion of the Texas hotel.

GENUINE PARTS CO. (GPC - $30.80 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the U.S., including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company) is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

GRUPO TELEVISA SA (TV - $27.93 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $24.50 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

HEINZ (H.J.) CO. (HNZ - $32.87 - NYSE) is a manufacturer and marketer of processed foods, including condiments and frozen meals. On December 20, 2002 the company completed the spin-off of certain businesses, including U.S. Starkist Tuna, North

America pet products, U.S. infant feeding, College Inn broth and U.S. private label soup to Del Monte Foods Company. Each Heinz shareholder received approximately 0.44 shares of the new Del Monte stock and as a result, Heinz shareholders own around 74.5% of the new company. Following this deal, the H.J. Heinz Company reorganized its U.S. operations into two segments -- Away from Home, to focus on foodservice, and Consumer Products, centered on retail business. These units consist of North American ketchup, condiment, sauces and frozen meals businesses in addition to their International food businesses.

MEDIA GENERAL INC. (MEG - $59.95 - NYSE) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the RICHMOND TIMES-DISPATCH, THE WINSTON-SALEM JOURNAL, THE TAMPA TRIBUNE, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $238 million in August 2000. The company also owns a 20 percent interest in the DENVER POST. Media General also operates 26 television stations primarily located in Southeastern markets, including 13 purchased from Spartan Communications on March 27, 2000 for $605 million.

MIDLAND CO. (MLAN - $19.00 - NASDAQ) is a specialty property and casualty insurance provider headquartered in Amelia, Ohio. The company's primary business is to provide insurance for manufactured homes although in recent years Midland has expanded into other insurance business lines such as watercraft, motorcycle, snowmobile and recreational vehicle insurance. Midland is an above-average underwriter and has produced an underwriting profit in eight of the past ten years. The company also owns a niche river transportation business that generates approximately 5% of pre-tax income. Midland has four strategies for growth: organic growth, strategic acquisitions, strategic alliances, and expansion of low-risk fee income business.

SPS TECHNOLOGIES INC. (ST - $23.75 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. SPS has made roughly 20 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the consolidating fastener industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

VERIZON COMMUNICATIONS INC. (VZ - $38.75 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $18.12 - NYSE). Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 30 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

WESTAR ENERGY INC. (WR - $9.90 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past 12 months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $23.82 - NYSE) and also due to disappointing rate orders from regulators in Kansas. During the fourth quarter of 2002, Westar's top two officers resigned, prompting the hiring of a new CEO and COO. Both of these individuals are experienced utility executives who we think can turn the company around and, in particular, improve Westar's relationship with state regulators. We think that Westar's ongoing effort to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar is going to divest much or all of its 85% ownership stake in Protection One (POI - $2 NYSE), the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK -- DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on December 26, 2002 of $0.453125 per share. For the year ended December 31, 2002, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for March 2003. The 7.25% Preferred Stock will be callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK -- DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on December 26, 2002 of $0.45 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The next distribution is scheduled for March 2003.

SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      On June 27, 2002, the Trust successfully completed its offering of 5,200 Shares of Series C Auction Rate Cumulative Preferred Stock at $25,000 per share. The dividend rates for the Series C Preferred Shares ranged from 1.48% to 1.95% during 2002. Dividend rates for the Preferred Shares are cumulative at a rate that may be reset every seven days based on the results of an auction. The Preferred Shares do not trade on an exchange.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions as reflected below.

                       FEBRUARY                          MARCH               APRIL
                       --------                          -----               -----
      1st Tuesday      Howard Ward                       Howard Ward         Howard Ward
      1st Wednesday    Walter Walsh & Laura Linehan      Caesar Bryan        Charles Minter & Martin Weiner
      2nd Wednesday    Caesar Bryan                      Susan Byrne         Susan Byrne
      3rd Wednesday    Elizabeth Lilly                   Henry Van der Eb    Ivan Arteaga
      4th Wednesday    Barbara Marcin                    Barbara Marcin      Walter Walsh & Laura Linehan
      5th Wednesday                                                          Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2002 was the third consecutive year of losses for the S&P 500 Index. Although never pleased with negative performance, we are proud of the Gabelli Equity Trust's relative performance through one of the longest and most painful bear markets in history. For the three-year period concluding at year-end 2002, the Fund had an average annualized decline of 9.61%. This is certainly nothing to cheer about, but considering the S&P 500's 14.54% average annualized loss over this period, we have done a rather commendable job. Value investing has worked as it should, preserving assets in a difficult market environment. We are confident it will also be productive in the more benign market climate we expect in the year ahead.

                         Sincerely,


                         /S/ MARIO J. GABELLI
                         MARIO J. GABELLI, CFA
                         Portfolio Manager and Chief Investment Officer

February 10, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
Berkshire Hathaway Inc.                              Media General Inc.
Gaylord Entertainment Co.                            Midland Co.
Genuine Parts Co.                                    SPS Technologies Inc.
Grupo Televisa SA                                    Verizon Communications Inc.
Heinz (H.J.) Co.                                     Westar Energy Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                          SHARES        2002
                                         --------   ------------
NET PURCHASES
COMMON STOCKS
AES Corp. ..........................        8,000        60,000
Agere Systems Inc., Cl. B ..........       16,000       150,393
Ascent Media Group Inc., Cl. A .....       24,000        24,000
AT&T Corp. (a) .....................      300,000       300,000
Blockbuster Inc., Cl. A ............       50,000        50,000
Broadwing Inc. .....................       50,000       900,000
BT Group plc, ADR ..................        2,300        36,300
Cable And Wireless Jamaica Ltd. (b)       855,919     4,194,111
Cable & Wireless plc, ADR ..........        7,000       180,000
Campbell Soup Co. ..................       20,000       100,000
Carlsberg AS, Cl. B ................        2,000        13,000
Cinergy Corp. ......................        3,000        23,000
Coca-Cola Co. ......................        5,000        35,000
Coca-Cola Hellenic Bottling Co. SA .       20,000        40,000
Comcast Corp., Cl. A (c)(d) ........      525,250       525,250
Comcast Corp., Cl. A, Special (e) ..       85,000        85,000
ConocoPhillips .....................        5,000       103,217
Corning Inc. .......................       15,000       525,000
CRH plc ............................        8,000       100,500
Cypress Semiconductor Corp. ........      315,000       315,000
Del Monte Foods Co. (f) ............       53,592        53,592
DPL Inc. ...........................        6,000        26,000
El Paso Corp. ......................       30,000       150,000
Electronic Data Systems Corp. ......        5,000         5,000
Gemstar-TV Guide International Inc.       110,000       350,432
Gray Television Inc. ...............       75,000       100,000
Gucci Group NV, ADR ................        1,500        34,500
Heinz (H.J.) Co. (f) ...............        6,000       120,000
Henry Schein Inc. ..................       15,000        15,000
Hershey Foods Corp. ................        5,000        20,000
Honeywell International Inc. .......       20,000       420,000
John Hancock Financial Services Inc.       15,000        75,000
KDDI Corp. .........................          143           143
Liberty Media Corp., Cl. A .........       73,600     1,913,600
LVMH Moet Hennessy Louis
   Vuitton SA (g) ..................       12,100        12,100
Maytag Corp. .......................        5,000        35,000
Mediaset SpA .......................      120,000       120,000
Merck & Co. Inc. ...................       10,000        50,000
Molex Inc., Cl. A ..................        2,000        18,000
Motorola Inc. ......................       10,000       120,000
Murata Manufacturing Co. Ltd. ......       11,500        11,500
Nortek Holdings Inc. ...............      137,800       137,800
Nortek Holdings Inc., Special
   Common ..........................        5,000         5,000
Northrop Grumman Corp. (h) .........       90,069       181,069
Panamerican Beverages Inc., Cl. A ..       30,000        30,000
Reader's Digest Association Inc. (i)      170,800       170,800
RTL Group ..........................       14,700        17,700
Schering-Plough Corp. ..............       10,000        20,000
Sealed Air Corp. ...................        5,000         5,000
Tokyo Electron Ltd. ................        5,000        13,400
TXU Corp. ..........................      100,000       100,000
UBS AG .............................       14,000        14,000
Vivendi Universal SA, ADR ..........       15,000       325,000
Vodafone Group plc .................      100,000       553,888
Wrigley (Wm.) Jr. Co. ..............        2,100       179,100
Wyeth ..............................        5,000        60,000

PREFERRED STOCKS
Hercules Trust I, 9.420% Pfd. ......        7,000       280,500
Lucent Technologies Capital Trust I,
   7.750% Cv. Pfd. .................          500           500

                                                    OWNERSHIP AT
                                                    DECEMBER 31,
                                          SHARES        2002
                                         --------   ------------
NET SALES
COMMON STOCKS
AT&T Corp. (a)(c) ..................   (1,500,000)           --
BAE Systems plc ....................      (25,000)      100,000
Comcast Corp., Cl. A (d) ...........      (40,000)           --
Comcast Corp., Cl. A, Special (e) ..      (85,000)           --
Delhaize Le Lion SA, ADR ...........      (16,000)           --
DTE Energy Co. .....................       (3,366)       27,000
Genuity Inc., Cl. A ................      (10,000)       20,000
Halliburton Co. ....................      (91,000)      189,000
Interbrew ..........................      (12,000)       18,000
Leap Wireless International Inc. ...      (42,900)      100,000
Liberty Livewire Corp., Cl. A ......      (24,000)           --
LVMH Moet Hennessy Louis Vuitton,
   ADR (g) .........................      (60,500)           --
Nintendo Co. Ltd. ..................       (1,300)        8,200
Nortek Inc. ........................     (137,800)           --
Nortek Inc., Special Common ........       (5,000)           --
NTL Inc. ...........................      (20,000)           --
NTL Inc., rights ...................         (298)           --
Olympus Optical Co. Ltd. ...........      (28,000)           --
Pennzoil-Quaker State Co. (j) ......     (358,200)           --
Precision Castparts Corp. ..........       (5,000)       55,000
RCN Corp. ..........................      (20,000)       90,000
Reader's Digest Association Inc.,
   Cl. B (i) .......................     (140,000)           --
Rohm and Haas Co. ..................      (10,000)        5,000
Rollins Inc. .......................      (32,000)      473,000
RTL Group ..........................      (14,700)           --
Sara Lee Corp. .....................       (5,000)       15,000
Secom Co. Ltd. .....................       (7,000)           --
SCMP Group Ltd .....................     (138,681)      261,319
TRW Inc. (h) .......................     (170,000)           --
Tsakos Energy Navigation Ltd. ......      (29,273)           --
Winn-Dixie Stores Inc. .............       (5,000)       20,000
Worldcom Inc.--MCI Group ...........     (120,000)           --

PREFERRED STOCKS
Allen Telecom Inc., 7.750% Cv. Pfd.,
   Ser D ...........................       (7,500)       52,500
Lucent Technologies Capital Trust I,
   7.750% Cv. Pfd. .................         (500)           --
News Corp. Ltd., Pfd., ADR .........           (5)      770,494

-------------
(a) 1 for 5 reverse stock split

(b) 1 for 13 bonus issue

(c) Merger -- 0.3235 shares of Comcast Corp., Cl. A for every 1 share of AT&T Corp.

(d) Merger -- 1  share  of  Comcast Corp., Cl. A for   every 1  share of Comcast
    Corp., Cl. A

(e) Merger -- 1 share of Comcast Corp., Cl. A, Special for every 1 share of Comcast Corp., Cl. A, Special

(f) Spinoff -- 0.4466 shares of Del Monte Foods Co. for every 1 share of Heinz (H.J.) Co.

(g) Merger -- 0.2000 shares of LVMH Moet Hennessy Louis Vuitton SA for every 1 share of LVMH Moet Hennessy Louis Vuitton, ADR

(h) Merger -- 0.5357 shares of Northrop Grumman Corp. for every 1 share of TRW Inc.

(i) Merger -- 1.2200 shares of Reader's Digest Association Inc. for every 1 share of Reader's Digest Association Inc., Cl. B

(j) Tender Offer at $22.00 per share

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            COMMON STOCKS -- 85.4%
            TELECOMMUNICATIONS -- 7.8%
      8,132 Aliant Inc. .............$     72,479 $      129,976
      6,000 Allegiance
               Telecom Inc.+ ........      45,638          4,020
     30,000 ALLTEL Corp. ............     617,209      1,530,000
    300,000 AT&T Corp. ..............   9,781,380      7,833,000
     40,540 ATX Communications
               Inc.+ ................     238,320         15,811
      3,333 Avaya Inc.+ .............      26,540          8,166
    320,000 BCE Inc. ................   8,524,049      5,763,200
     33,400 Brasil Telecom Participacoes
               SA, ADR ..............   1,940,826        843,350
    900,000 Broadwing Inc.+ .........   8,446,628      3,168,000
  1,775,000 BT Group plc ............   7,339,812      5,572,325
     36,300 BT Group plc, ADR .......   1,393,082      1,137,279
  4,194,111 Cable & Wireless
               Jamaica Ltd. .........     101,639        101,087
    180,000 Cable & Wireless
               plc, ADR .............   4,079,570        419,400
    130,000 CenturyTel Inc. .........   2,760,538      3,819,400
    100,000 Citizens Communications
               Co.+ .................   1,226,788      1,055,000
    255,466 Commonwealth Telephone
               Enterprises Inc.+ ....   9,444,863      9,155,901
     20,000 Commonwealth Telephone
               Enterprises Inc.,
               Cl. B+ ...............     128,902        735,000
     45,000 Compania de
               Telecomunicaciones de
               Chile SA, ADR ........     721,724        431,550
    240,278 Deutsche Telekom AG, ADR    4,091,422      3,051,531
    200,000 Embratel Participacoes SA,
               ADR+ .................   3,112,869        214,000
     24,000 France Telecom SA, ADR ..     904,424        426,480
        230 Japan Telecom Holdings
               Co. Ltd. .............     801,311        713,238
        143 KDDI Corp. ..............     445,020        463,933
    100,000 KPN NV+ .................     232,728        650,598
    700,000 Qwest Communications
               International Inc.+ ..   2,010,505      3,500,000
     90,000 RCN Corp.+ ..............     638,986         47,700
      9,655 Rogers Communications Inc.,
               Cl. B+ ...............     137,424         89,596
    110,345 Rogers Communications Inc.,
               Cl. B, ADR+ ..........   1,537,198      1,035,036
    225,000 SBC Communications Inc. .   7,483,249      6,099,750
    350,000 Sprint Corp. - FON
               Group ................   8,833,016      5,068,000
    186,554 Tele Norte Leste Participacoes
               SA, ADR ..............   2,554,387      1,371,172
     40,000 Telecom Argentina Stet France
               Telecom SA, ADR+ .....     349,211         90,000
    400,040 Telecom Italia SpA ......   3,059,315      3,035,026
    123,000 Telecom Italia SpA, ADR .   2,585,208      9,345,540
    135,000 Telecom Italia SpA, RNC .     517,495        681,396
    265,139 Telefonica SA, ADR+ .....   9,182,511      7,044,743
     16,912 Telefonica SA, BDR+ .....     206,521        150,487
     36,000 Telefonos de Mexico SA de
               CV, Cl. L, ADR .......     389,422      1,151,280
     12,750 TELUS Corp. .............     222,542        140,834
     52,500 TELUS Corp., ADR ........     950,397        579,907
      4,250 TELUS Corp., Non-Voting .      74,181         43,448
     27,500 TELUS Corp., Non-Voting,
               ADR ..................     557,547        281,131
    340,000 Verizon Communications
               Inc. .................  12,761,426     13,175,000
                                   -------------- --------------
                                      120,528,302    100,172,291
                                   -------------- --------------
            FINANCIAL SERVICES -- 7.5%
     90,000 Allstate Corp. ..........   2,376,366      3,329,100
    550,000 American Express Co. ....  19,230,623     19,442,500
     36,400 Argonaut Group Inc. .....     977,772        536,900

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
     90,000 Banco Santander Central
               Hispano SA, ADR ......$    322,130 $      634,500
    110,000 Bank of Ireland .........     635,101      1,128,892
     80,000 Bank of New York Co. Inc.   2,960,687      1,916,800
     85,000 Bank One Corp. ..........   2,606,390      3,106,750
    282,000 Bankgesellschaft
               Berlin AG+ ...........   5,606,801        591,834
        260 Berkshire Hathaway Inc.,
               Cl. A+ ...............     824,299     18,915,000
      5,000 Block (H&R) Inc. ........      97,625        201,000
    190,000 Commerzbank AG, ADR .....   3,839,967      1,499,290
    160,000 Deutsche Bank AG, ADR ...   6,917,270      7,268,800
     20,000 Dun and Bradstreet Corp.+     333,130        689,800
     50,000 FleetBoston Financial Corp. 1,041,125      1,215,000
     25,000 Hibernia Corp., Cl. A ...     198,750        481,500
     20,000 Invik & Co. AB, Cl. B ...     936,800        594,491
    100,000 Irish Life & Permanent plc    781,432      1,080,832
     75,000 John Hancock Financial
               Services Inc. ........   2,741,794      2,092,500
     50,000 JP Morgan Chase & Co. ...   1,334,283      1,200,000
     64,000 Leucadia National Corp. .   2,040,082      2,387,840
    100,000 Mellon Financial Corp. ..   3,140,094      2,611,000
    199,400 Midland Co. .............   1,114,894      3,788,600
     30,000 Moody's Corp. ...........     666,995      1,238,700
    207,500 Nikko Cordial Corp. .....   1,534,151        699,418
    185,000 Phoenix Companies Inc. ..   2,981,430      1,406,000
      2,500 Prudential Financial Inc.      68,750         79,350
     60,000 RAS SpA .................     660,245        730,348
     60,000 Riggs National Corp. ....     552,538        929,400
     50,000 Schwab (Charles) Corp. ..     730,625        542,500
     80,000 State Street Corp. ......   1,417,370      3,120,000
     30,000 Stilwell Financial Inc. .     470,955        392,100
     20,000 SunTrust Banks Inc. .....     419,333      1,138,400
    100,000 T. Rowe Price Group Inc.    3,379,425      2,728,000
      7,000 Travelers Property Casualty
               Corp., Cl. A+ ........     129,500        102,550
     14,000 UBS AG+ .................     588,234        680,413
     58,500 Unitrin Inc. ............   1,073,500      1,709,370
    130,000 Wachovia Corp. ..........   4,051,382      4,737,200
     55,100 Waddell & Reed Financial Inc.,
               Cl. A ................   1,150,377      1,083,817
                                   -------------- --------------
                                       79,932,225     96,030,495
                                   -------------- --------------
            FOOD AND BEVERAGE -- 7.4%
     15,000 Cadbury Schweppes
               plc, ADR .............     393,807        384,150
    100,000 Campbell Soup Co. .......   2,694,094      2,347,000
     13,000 Carlsberg AS, Cl. B .....     642,968        572,099
     35,000 Coca-Cola Co. ...........   1,625,312      1,533,700
     50,000 Coca-Cola Enterprises
               Inc. .................     773,534      1,086,000
     40,000 Coca-Cola Hellenic Bottling
               Co. SA ...............     614,996        555,736
    100,000 Corn Products
               International Inc. ...   2,916,387      3,013,000
     53,592 Del Monte Foods Co.+ ....     447,217        412,659
     10,108 Denny's Corp.+ ..........      14,358          6,469
    100,000 Diageo plc ..............   1,037,393      1,086,694
    224,000 Diageo plc, ADR .........   8,642,745      9,811,200
     20,000 Dreyer's Grand Ice
               Cream Inc. ...........   1,345,682      1,419,200
     41,600 Flowers Foods Inc. ......   1,055,628        811,616
     90,000 General Mills Inc. ......   3,178,115      4,225,500
    440,000 Grupo Bimbo SA de CV,
               Ser. A ...............     949,109        647,133
     20,000 Hain Celestial
               Group Inc.+ ..........     267,663        304,000
    120,000 Heinz (H.J.) Co. ........   4,315,473      3,944,400
     20,000 Hershey Foods Corp. .....   1,333,128      1,348,800
     18,000 Interbrew ...............     499,878        424,987
    350,000 Kellogg Co. .............   9,933,854     11,994,500

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            COMMON STOCKS (CONTINUED)
            FOOD AND BEVERAGE (CONTINUED)
     75,000 Kerry Group plc, Cl. A ..$    860,877 $      987,080
     12,100 LVMH Moet Hennessy Louis
               Vuitton SA ...........     419,053        497,093
     41,300 Mondavi (Robert) Corp.,
               Cl. A+ ...............   1,286,495      1,280,300
      1,000 Nestle SA ...............     213,495        211,906
     30,000 Panamerican Beverages Inc.,
               Cl. A ................     620,279        623,400
    150,000 Parmalat Finanziaria
               SpA ..................     442,418        357,304
    600,595 PepsiAmericas Inc. ......   8,073,962      8,065,991
    500,000 PepsiCo Inc. ............  14,253,072     21,110,000
      7,000 Pernod-Ricard SA ........     606,722        677,986
     60,000 Ralcorp Holdings Inc.+ ..     940,903      1,508,400
     15,000 Sara Lee Corp. ..........     304,094        337,650
      2,000 Smucker (J.M.) Co. ......      52,993         79,620
    103,854 Tootsie Roll
               Industries Inc. ......   1,580,957      3,186,241
    179,100 Wrigley (Wm.) Jr. Co. ...   9,697,289      9,829,008
                                     ------------ --------------
                                       82,033,950     94,680,822
                                     ------------ --------------
            ENTERTAINMENT -- 6.4%
    620,000 AOL Time Warner Inc.+ ...  14,622,091      8,122,000
     24,000 Ascent Media Group Inc.,
               Cl. A+ ...............      93,109         26,880
     50,000 Blockbuster Inc., Cl. A .     680,395        612,500
    160,000 Canal Plus, ADR .........      34,010        150,432
    110,000 EMI Group plc ...........     292,543        246,156
    100,000 EMI Group plc, ADR ......   1,189,467        447,550
    120,000 Fox Entertainment Group
               Inc., Cl. A+ .........   2,783,871      3,111,600
     50,000 GC Companies Inc.+ ......      54,500          9,000
    350,432 Gemstar-TV Guide
               International Inc.+ ..   2,854,443      1,138,904
  1,913,600 Liberty Media Corp.,
               Cl. A+ ...............   9,721,198     17,107,584
    300,000 Metro-Goldwyn-
               Mayer Inc.+ ..........   4,962,381      3,900,000
    160,000 Publishing &
               Broadcasting Ltd. ....     893,720        779,332
     15,000 Regal Entertainment Group,
               Cl. A ................     285,000        321,300
    225,000 Six Flags Inc.+ .........   1,991,205      1,284,750
    260,000 The Walt Disney Co. .....   5,453,387      4,240,600
    840,000 Viacom Inc., Cl. A+ .....  35,321,392     34,280,400
     40,900 Vivendi Universal SA ....   2,169,026        660,515
    325,000 Vivendi Universal
               SA, ADR ..............  10,081,404      5,222,750
                                     ------------ --------------
                                       93,483,142     81,662,253
                                     ------------ --------------
            ENERGY AND UTILITIES -- 5.7%
     60,000 AES Corp.+ ..............     294,617        181,200
     70,000 AGL Resources Inc. ......   1,259,271      1,701,000
     37,400 Apache Corp. ............     844,013      2,131,426
    120,000 BP plc ..................     725,215        824,921
    248,800 BP plc, ADR .............  10,091,328     10,113,720
    150,000 Burlington
               Resources Inc. .......   6,384,591      6,397,500
    115,000 CH Energy Group Inc. ....   4,749,282      5,362,450
     23,000 Cinergy Corp. ...........     700,115        775,560
    103,217 ConocoPhillips ..........   5,288,737      4,994,671
     10,000 Constellation Energy
               Group Inc. ...........     237,177        278,200
      2,500 Dominion Resources Inc. .     152,000        137,250
     26,000 DPL Inc. ................     524,093        398,840
    100,000 DQE Inc. ................   1,744,412      1,524,000
     27,000 DTE Energy Co. ..........   1,193,907      1,252,800
    580,000 Duke Energy Corp. .......  10,643,000     11,333,200
    150,000 El Paso Corp. ...........   2,669,824      1,044,000
    400,000 El Paso Electric Co.+ ...   3,236,625      4,400,000
     30,000 Energy East Corp. .......     629,693        662,700
     40,000 Exxon Mobil Corp. .......   1,274,246      1,397,600
      9,400 FPL Group Inc. ..........     507,682        565,222

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
     30,000 Gas Natural SDG SA ......$    547,942 $      568,853
    189,000 Halliburton Co. .........   2,146,256      3,536,190
     38,632 Kerr-McGee Corp. ........   2,281,548      1,711,398
     90,000 Mirant Corp.+ ...........   1,000,720        170,100
    100,000 NiSource Inc.+ ..........     200,000        222,000
    250,000 Northeast Utilities .....   4,834,797      3,792,500
    100,000 Progress Energy
               Inc., CVO+ ...........      52,000         16,000
      7,500 Royal Dutch
               Petroleum Co. ........     317,555        330,150
     10,400 SJW Corp. ...............     931,126        811,720
     14,000 Southwest Gas Corp. .....     289,625        328,300
      7,907 Total Fina Elf SA .......   1,114,624      1,129,251
    100,000 TXU Corp. ...............   1,673,875      1,868,000
    260,000 Westar Energy Inc. ......   4,407,757      2,574,000
     60,000 Xcel Energy Inc. ........     611,575        660,000
                                     ------------ --------------
                                       73,559,228     73,194,722
                                     ------------ --------------
            PUBLISHING -- 5.2%
     20,000 Dow Jones & Co. Inc. ....   1,030,036        864,600
    196,000 Independent News &
               Media plc ............     316,913        318,793
     15,900 Knight-Ridder Inc. ......   1,066,095      1,005,675
      5,000 McClatchy Co., Cl. A ....     240,250        283,650
    105,000 McGraw-Hill
               Companies Inc. .......   6,319,141      6,346,200
    400,000 Media General Inc.,
               Cl. A ................  23,598,458     23,980,000
    125,000 Meredith Corp. ..........   2,091,314      5,138,750
    115,000 New York Times
               Co., Cl. A ...........     790,115      5,258,950
    120,000 News Corp. Ltd. .........     696,029        775,728
     11,016 News Corp. Ltd., ADR ....     195,893        289,170
    400,000 Penton Media Inc.+ ......   4,849,118        272,000
    350,000 PRIMEDIA Inc.+ ..........   1,806,479        721,000
     33,000 Pulitzer Inc. ...........   1,483,667      1,483,350
    170,800 Reader's Digest
               Association Inc. .....   3,371,358      2,579,080
    261,319 SCMP Group Ltd. .........     191,790        108,906
     70,000 Scripps (E.W.) Co.,
               Cl. A ................   4,559,387      5,386,500
     91,842 Seat-Pagine Gialle SpA+ .     204,007         62,547
     75,000 Thomas Nelson Inc.+ .....     908,325        751,500
    250,000 Tribune Co. .............  11,310,100     11,365,000
                                     ------------ --------------
                                       65,028,475     66,991,399
                                     ------------ --------------
            EQUIPMENT AND SUPPLIES -- 4.9%
    120,000 AMETEK Inc. .............   1,873,494      4,618,800
      2,000 Amphenol Corp., Cl. A+ ..      29,550         76,000
     10,000 Caterpillar Inc. ........     136,559        457,200
     95,000 CIRCOR International
               Inc. .................     981,440      1,510,500
    320,000 Deere & Co. .............  15,328,000     14,672,000
    216,000 Donaldson Co. Inc. ......   1,449,454      7,776,000
    135,000 Flowserve Corp.+ ........   2,468,412      1,996,650
     13,000 Franklin Electric
               Co. Inc. .............     210,022        624,130
    100,000 Gerber Scientific Inc.+ .   1,060,701        406,000
     75,000 GrafTech
               International Ltd.+ ..   1,008,428        447,000
    211,300 IDEX Corp. ..............   6,831,329      6,909,510
     20,000 Ingersoll-Rand Co.,
               Cl. A ................     836,200        861,200
     60,000 Lufkin Industries Inc. ..   1,105,223      1,407,000
      1,000 Manitowoc Co. Inc. ......      25,450         25,500
    425,000 Navistar International
               Corp.+ ...............   6,419,191     10,331,750
     30,000 PACCAR Inc. .............     450,000      1,383,900
      5,000 Sealed Air Corp.+ .......      87,018        186,500
    170,000 SPS Technologies Inc.+ ..   2,963,443      4,037,500
     60,000 Sybron Dental
               Specialties Inc.+ ....   1,140,669        891,000
     20,000 Terumo Corp. ............     274,946        276,734
    250,000 Watts Industries
               Inc., Cl. A ..........   3,331,739      3,935,000
    100,000 Weir Group plc ..........     420,789        339,692
                                     ------------ --------------
                                       48,432,057     63,169,566
                                     ------------ --------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED INDUSTRIAL -- 4.2%
    220,000 Acuity Brands Inc. ....$    3,801,308 $    2,978,800
    195,000 Ampco-Pittsburgh Corp.      2,627,873      2,371,200
    120,000 Cooper Industries Ltd.,
               Cl. A ..............     5,953,705      4,374,000
    270,000 Crane Co. .............     5,062,737      5,381,100
    110,000 GATX Corp. ............     1,748,853      2,510,200
    200,000 GenTek Inc.+ ..........     1,587,121          3,000
    260,000 Greif Bros. Corp.,
               Cl. A ..............     4,845,131      6,188,000
      3,400 Greif Bros. Corp.,
               Cl. B ..............        69,825         91,205
    420,000 Honeywell International
               Inc. ...............    14,297,068     10,080,000
    120,000 ITT Industries Inc. ...     3,650,454      7,282,800
    400,600 Lamson & Sessions Co.+      2,458,185      1,289,932
     34,500 National Service
               Industries Inc. ....       457,454        247,710
     83,715 Park-Ohio Holdings
               Corp.+ .............     1,009,737        348,254
    213,800 Sensient Technologies
               Corp. ..............     3,865,929      4,804,086
     10,000 Smiths Group plc ......       171,257        111,970
      6,000 Sulzer AG+ ............     1,275,079        815,801
    100,000 Thomas Industries Inc.      1,388,525      2,606,000
     50,000 Trinity Industries Inc.       945,000        948,000
     55,000 Tyco International Ltd.       861,864        939,400
                                   -------------- --------------
                                       56,077,105     53,371,458
                                   -------------- --------------
            CONSUMER PRODUCTS -- 3.8%
     70,000 Altadis SA ............     1,030,995      1,596,902
     43,000 Christian Dior SA .....     1,514,055      1,447,066
     10,000 Church & Dwight
               Co. Inc. ...........        99,535        304,300
    100,000 Compagnie Financiere
               Richemont AG, Cl. A      1,411,829      1,865,928
     50,000 Department 56 Inc.+ ...       524,317        645,000
     90,000 Fortune Brands Inc. ...     2,401,342      4,185,900
    250,000 Gallaher Group plc, ADR     9,687,500      9,800,000
    300,000 Gillette Co. ..........     9,680,864      9,108,000
      2,000 Givaudan SA ...........       550,742        896,803
     60,000 Harley-Davidson Inc. ..       151,125      2,772,000
     15,000 Matsushita Electric Industrial
               Co. Ltd., ADR ......       178,325        144,000
    100,000 Mattel Inc. ...........     1,549,565      1,915,000
     35,000 Maytag Corp. ..........     1,035,876        997,500
     50,000 National Presto
               Industries Inc. ....     1,768,883      1,469,000
      8,200 Nintendo Co. Ltd. .....       700,058        766,310
     20,000 Philip Morris
               Companies Inc. .....       600,935        810,600
    100,000 Procter & Gamble Co. ..     8,770,000      8,594,000
     32,000 Shimano Inc. ..........       521,107        485,379
     15,000 Swatch Group AG, Cl. B        868,351      1,247,568
                                   -------------- --------------
                                       43,045,404     49,051,256
                                   -------------- --------------
            WIRELESS COMMUNICATIONS -- 3.6%
     95,000 America Movil SA de CV,
               Cl. L, ADR .........     1,235,397      1,364,200
    550,170 AT&T Wireless
               Services Inc.+ .....     7,186,094      3,108,461
    100,000 Leap Wireless
               International Inc.+        897,410         15,000
  1,775,000 mm02 plc+ .............     1,980,584      1,264,489
    125,600 mm02 plc, ADR+ ........     1,452,796        898,040
    240,000 Nextel Communications Inc.,
               Cl. A+ .............     3,841,367      2,772,000
      1,000 NTT DoCoMo Inc. .......     2,437,994      1,845,453
    250,000 Rogers Wireless
               Communications Inc.,
               Cl. B+ .............     3,494,025      2,200,000
    230,000 Sprint Corp. - PCS Group+     533,587      1,007,400
     16,700 Tele Celular Sul Participacoes
               SA, ADR ............       266,992        131,262
     55,666 Tele Centro Oeste Celular
               Participacoes SA, ADR      166,868        222,664

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
      3,340 Tele Leste Celular Participacoes
               SA, ADR ............$       89,340 $       21,042
      8,350 Tele Nordeste Celular
               Participacoes SA, ADR      123,227        127,755
      3,340 Tele Norte Celular
               Participacoes SA,
               ADR+ ...............        51,601         15,531
  1,400,000 Telecom Italia
               Mobile SpA .........     2,694,316      6,390,547
      8,350 Telemig Celular Participacoes
               SA, ADR ............       241,320        141,115
    450,000 Telephone & Data
               Systems Inc. .......    37,059,011     21,159,000
     66,800 Telesp Celular Participacoes
               SA, ADR+ ...........     2,135,936        203,740
    553,888 Vodafone Group plc ....       975,799      1,009,866
    100,000 Vodafone Group plc, ADR       927,768      1,812,000
                                   -------------- --------------
                                       67,791,432     45,709,565
                                   -------------- --------------
            CABLE -- 3.3%
    100,000 Adelphia Communications
               Corp., Cl. A+ ......       675,823          8,500
  1,551,443 Cablevision Systems Corp.,
               Cl. A+ .............    23,225,037     25,971,156
     30,000 Charter Communications Inc.,
               Cl. A+ .............       138,876         35,400
    525,250 Comcast Corp., Cl. A+ .    16,072,664     12,380,142
     85,000 Comcast Corp.,
               Cl. A, Special+ ....       756,584      1,920,150
     20,000 Shaw Communications Inc.,
               Cl. B ..............        52,983        205,472
     80,000 Shaw Communications Inc.,
               Cl. B, Non-Voting ..       329,198        822,400
    370,000 UnitedGlobalCom Inc.,
               Cl. A+ .............     2,499,253        888,000
                                   -------------- --------------
                                       43,750,418     42,231,220
                                   -------------- --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.0%
     20,000 ArvinMeritor Inc. .....       387,543        333,400
     37,802 BorgWarner Inc. .......     1,732,135      1,905,977
    100,000 CLARCOR Inc. ..........     1,266,455      3,227,000
    320,061 Dana Corp. ............     5,237,799      3,763,917
     65,000 Delphi Corp. ..........       766,915        523,250
    260,000 GenCorp Inc. ..........     2,470,673      2,059,200
    210,000 Genuine Parts Co. .....     5,500,492      6,468,000
    114,000 Johnson Controls Inc. .     9,222,600      9,139,380
    105,000 Midas Inc.+ ...........     1,470,247        675,150
    335,000 Modine Manufacturing Co.    4,388,179      5,922,800
     20,000 O'Reilly Automotive Inc.+     579,199        505,800
     70,800 Scheib (Earl) Inc.+ ...       608,339        169,920
    163,000 Standard Motor
               Products Inc. ......     1,748,388      2,119,000
     24,000 Superior Industries
               International Inc. .       603,378        992,640
    105,000 TransPro Inc.+ ........       936,808        588,000
                                   -------------- --------------
                                       36,919,150     38,393,434
                                   -------------- --------------
            HEALTH CARE -- 2.7%
     20,000 Abbott Laboratories ...       743,000        800,000
     60,000 Amgen Inc.+ ...........       256,894      2,900,400
     40,000 Apogent Technologies
               Inc.+ ..............       803,368        832,000
     10,000 AstraZeneca plc, London       385,298        357,401
     35,146 AstraZeneca plc,
               Stockholm ..........     1,255,532      1,234,278
     15,000 Aventis SA ............     1,056,288        815,346
     26,000 Biogen Inc.+ ..........       181,025      1,041,560
    110,000 Bristol-Myers Squibb Co.    2,938,465      2,546,500
     23,000 Centerpulse AG+ .......     1,394,669      4,008,852
     75,036 GlaxoSmithKline plc ...     1,817,377      1,439,957
      4,000 GlaxoSmithKline
               plc, ADR ...........       216,096        149,840
     15,000 Henry Schein Inc.+ ....       675,634        675,000
     56,011 Invitrogen Corp.+ .....     2,678,982      1,752,584
     50,000 Merck & Co. Inc. ......     2,840,158      2,830,500
     41,000 Novartis AG ...........     1,292,180      1,495,961

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE (CONTINUED)
    108,000 Novartis AG,
               Registered .........$    3,905,280 $    3,966,840
     65,000 Pfizer Inc. ...........     1,077,000      1,987,050
     17,900 Roche Holding AG ......     1,644,702      1,247,326
     20,000 Sanofi-Synthelabo SA ..       967,750      1,222,494
     20,000 Schering-Plough Corp. .       527,530        444,000
     14,000 Takeda Chemical
               Industries Ltd. ....       782,347        585,152
     60,000 Wyeth .................     2,563,371      2,244,000
                                   -------------- --------------
                                       30,002,946     34,577,041
                                   -------------- --------------
            HOTELS AND GAMING -- 2.3%
    110,000 Aztar Corp.+ ..........       772,707      1,570,800
     90,000 Boca Resorts Inc.,
               Cl. A+ .............       787,000        963,000
    240,000 Gaylord Entertainment
               Co.+ ...............     6,198,540      4,944,000
     30,000 Greek Organization of
               Football Prognostics       288,232        317,953
      8,000 GTECH Holdings Corp.+ .        69,219        222,880
  2,460,000 Hilton Group plc ......     8,307,399      6,613,861
    650,000 Hilton Hotels Corp. ...     6,542,136      8,261,500
     60,000 MGM Mirage+ ...........     1,588,260      1,978,200
    430,000 Park Place Entertainment
               Corp.+ .............     2,424,893      3,612,000
     50,000 Starwood Hotels & Resorts
               Worldwide Inc. .....     1,075,717      1,187,000
                                   -------------- --------------
                                       28,054,103     29,671,194
                                   -------------- --------------
            AEROSPACE -- 2.1%
    100,000 BAE Systems plc .......       470,791        199,630
    115,000 Boeing Co. ............     3,847,934      3,793,850
    100,000 Lockheed Martin Corp. .     5,677,100      5,775,000
    181,069 Northrop Grumman Corp.     17,210,135     17,563,693
                                   -------------- --------------
                                       27,205,960     27,332,173
                                   -------------- --------------
            RETAIL -- 2.0%
    200,000 Albertson's Inc. ......     5,669,538      4,452,000
    300,000 AutoNation Inc.+ ......     3,354,597      3,768,000
     75,000 Boots Co. plc .........       739,158        707,559
     10,000 Coldwater Creek Inc.+ .       181,517        192,000
     10,000 Fast Retailing Co. Ltd.       268,047        352,237
     34,500 Gucci Group NV, ADR ...     2,844,684      3,160,200
      8,000 Ito-Yokado Co. Ltd. ...       339,093        235,948
    100,000 Lillian Vernon Corp. ..     1,362,258        410,000
     90,000 Neiman Marcus Group Inc.,
               Cl. A+ .............     2,800,847      2,735,100
    320,000 Neiman Marcus Group Inc.,
               Cl. B+ .............     7,741,769      8,745,600
      7,750 Tod's SpA .............       387,822        248,122
     20,000 Winn-Dixie Stores Inc.        236,476        305,600
                                   -------------- --------------
                                       25,925,806     25,312,366
                                   -------------- --------------
            CONSUMER SERVICES -- 1.8%
     40,000 Loewen Group Inc.+ ....        48,700          1,200
    473,000 Rollins Inc. ..........     5,422,989     12,037,850
    490,000 USA Interactive Inc.+ .    11,838,600     11,230,800
                                   -------------- --------------
                                       17,310,289     23,269,850
                                   -------------- --------------
            REAL ESTATE -- 1.6%
    450,000 Catellus Development
               Corp.+ .............     7,555,315      8,932,500
     75,000 Cheung Kong (Holdings)
               Ltd. ...............       871,487        488,083
     44,000 Florida East Coast Industries
               Inc., Cl. A ........       523,108      1,020,800
     58,451 Florida East Coast Industries
               Inc., Cl. B ........       964,977      1,290,013
     55,000 Griffin Land &
               Nurseries Inc.+ ....       513,143        796,950
      4,753 HomeFed Corp.+ ........           851          6,892
    253,000 St. Joe Co. ...........     1,873,208      7,590,000
                                   -------------- --------------
                                       12,302,089     20,125,238
                                   -------------- --------------

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            BROADCASTING -- 1.5%
     15,015 Clear Channel
               Communications
               Inc.+ ..............$      481,784 $      559,909
     16,666 Corus Entertainment Inc.,
               Cl. B+ .............        62,036        199,914
    100,000 Gray Television Inc. ..       974,530        975,000
     28,000 Gray Television Inc.,
               Cl. A ..............       376,900        331,800
    195,000 Grupo Televisa SA, ADR+     5,116,358      5,446,350
    200,000 Liberty Corp. .........     8,528,905      7,760,000
      5,000 LIN TV Corp., Cl. A+ ..       110,000        121,750
    120,000 Mediaset SpA ..........       915,894        914,195
      4,000 Nippon Broadcasting
               System Inc. ........       161,709        119,660
     40,375 NRJ Group .............       384,806        614,329
    131,000 Paxson Communications
               Corp.+ ............      1,311,348        269,860
     17,700 RTL Group ............        775,136        525,630
    100,000 Television Broadcasts
               Ltd. ..............        396,239        315,451
    110,000 Young Broadcasting Inc.,
               Cl. A+ ............      2,713,685      1,448,700
                                   -------------- --------------
                                       22,309,330     19,602,548
                                   -------------- --------------
            AVIATION: PARTS AND SERVICES -- 1.2%
    101,320 Curtiss-Wright Corp.,
               Cl. B .............      5,582,889      6,312,236
     90,000 Fairchild Corp., Cl. A+     1,111,343        446,400
     55,000 Precision Castparts
               Corp. .............      1,018,343      1,333,750
     84,500 Sequa Corp., Cl. A+ ..      3,371,578      3,304,795
     78,000 Sequa Corp., Cl. B+ ..      4,068,661      3,490,500
                                   -------------- --------------
                                       15,152,814     14,887,681
                                   -------------- --------------
            ELECTRONICS -- 1.1%
    150,393 Agere Systems Inc.,
               Cl. B+ .............       512,493        210,550
    315,000 Cypress Semiconductor
               Corp.+ .............     2,107,295      1,801,800
      3,000 Hitachi Ltd., ADR .....       218,796        111,750
     18,000 Molex Inc., Cl. A .....       549,286        358,020
     11,500 Murata Manufacturing
               Co. Ltd. ...........       517,811        450,619
      7,500 NEC Corp., ADR ........        43,625         28,200
      6,000 Rohm Co. Ltd. .........       994,112        763,967
     38,800 Royal Philips Electronics
               NV, ADR ............        53,457        685,984
     47,000 Sony Corp., ADR .......     1,554,214      1,941,570
    200,000 Texas Instruments Inc.      5,075,340      3,002,000
    250,000 Thomas & Betts Corp.+ .     4,581,748      4,225,000
     13,400 Tokyo Electron Ltd. ...       672,183        606,371
                                   -------------- --------------
                                       16,880,360     14,185,831
                                   -------------- --------------
            AGRICULTURE -- 1.0%
  1,050,000 Archer-Daniels-Midland
               Co. ................    13,728,377     13,020,000
      5,000 Delta & Pine Land Co. .        84,396        102,050
                                   -------------- --------------
                                       13,812,773     13,122,050
                                   -------------- --------------
            SPECIALTY CHEMICALS -- 1.0%
      5,400 Ciba Specialty Chemicals,
               ADR ................        21,140        186,840
     10,000 du Pont de Nemours (E.I.)
               and Co. ............       327,500        424,000
    330,000 Ferro Corp. ...........     6,975,503      8,061,900
     40,000 Fuller (H.B.) Co. .....       968,437      1,035,200
    120,000 Hercules Inc.+ ........     1,543,119      1,056,000
     15,000 IVAX Corp.+ ...........       170,440        181,950
    210,000 Omnova Solutions Inc.+      1,767,940        846,300
      5,000 Rohm and Haas Co. .....       158,688        162,400
     11,697 Syngenta AG, ADR ......        22,129        134,750
                                   -------------- --------------
                                       11,954,896     12,089,340
                                   -------------- --------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            COMMON STOCKS (CONTINUED)
            BUILDING AND CONSTRUCTION -- 0.7%
    100,500 CRH plc ...............$    1,259,458 $    1,239,152
     32,222 Huttig Building
               Products Inc.+ .....        81,163         91,833
     15,000 Martin Marietta
               Materials Inc. .....       322,687        459,900
    137,800 Nortek Holdings Inc.+ .     6,285,058      6,304,350
      5,000 Nortek Holdings Inc.,
               Special Common+ (a)         72,155        228,750
                                   -------------- --------------
                                        8,020,521      8,323,985
                                   -------------- --------------
            ENVIRONMENTAL SERVICES -- 0.6%
     65,000 Republic Services Inc.+       875,761      1,363,700
    300,000 Waste Management Inc. .     6,690,206      6,876,000
                                   -------------- --------------
                                        7,565,967      8,239,700
                                   -------------- --------------
            PAPER AND FOREST PRODUCTS -- 0.5%
    100,000 MeadWestvaco Corp. ....     2,760,271      2,471,000
    170,000 Pactiv Corp.+ .........     1,775,756      3,716,200
     10,000 Rayonier Inc. .........       465,432        452,500
                                   -------------- --------------
                                        5,001,459      6,639,700
                                   -------------- --------------
            COMMUNICATIONS EQUIPMENT -- 0.5%
     60,000 Acterna Corp.+ ........       209,121          9,600
    290,000 Allen Telecom Inc.+ ...     2,191,165      2,746,300
    525,000 Corning Inc.+ .........     5,185,332      1,737,750
    130,000 Lucent Technologies ...
               Inc.+ ..............       952,294        163,800
    120,000 Motorola Inc. .........     1,631,519      1,038,000
    100,000 Nortel Networks Corp.+        725,285        161,000
     44,000 Scientific-Atlanta Inc.       355,750        521,840
                                   -------------- --------------
                                       11,250,466      6,378,290
                                   -------------- --------------
            AUTOMOTIVE -- 0.5%
     20,000 Ford Motor Co. ........       490,840        186,000
    167,942 General Motors Corp. ..     5,307,581      6,190,342
                                   -------------- --------------
                                        5,798,421      6,376,342
                                   -------------- --------------
            BUSINESS SERVICES -- 0.5%
     60,000 ANC Rental Corp.+ .....       578,273          3,000
    180,000 Cendant Corp.+ ........     2,573,002      1,886,400
      1,000 CheckFree Corp.+ ......         9,040         16,001
     98,000 Landauer Inc. .........       634,307      3,405,500
     70,000 Nashua Corp.+ .........       634,028        614,600
    250,000 Securicor plc .........             0        341,101
      3,500 SYNAVANT Inc.+ ........        27,506          3,255
                                   -------------- --------------
                                        4,456,156      6,269,857
                                   -------------- --------------
            METALS AND MINING -- 0.4%
     72,500 Harmony Gold Mining
               Co. Ltd. ...........       347,738      1,242,056
     15,000 Harmony Gold Mining Co.
               Ltd., ADR ..........        79,800        252,150
    125,000 Newmont Mining Corp. ..     2,829,421      3,628,750
     50,000 Placer Dome Inc. ......       487,169        575,000
                                   -------------- --------------
                                        3,744,128      5,697,956
                                   -------------- --------------
            CLOSED END FUNDS -- 0.2%
     59,000 Central European Equity
               Fund Inc.+ .........       740,735        855,500
     18,592 France Growth Fund Inc.+      184,694        105,974
     54,150 Italy Fund Inc. .......       450,250        356,849
     68,000 New Germany Fund Inc.+        750,658        241,400
     70,000 Pimco RCM Europe ......
               Fund Inc.+ .........       512,662        429,800
     40,000 Royce Value Trust Inc.        466,533        530,000
                                   -------------- --------------
                                        3,105,532      2,519,523
                                   -------------- --------------

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            SATELLITE -- 0.2%
    180,323 General Motors Corp.,
               Cl. H+ .............$    2,584,089 $    1,929,456
     34,000 Liberty Satellite & Technology
               Inc., Cl. A+ .......       900,012         90,100
    190,000 Loral Space &
               Communications Ltd.+       614,954         81,700
                                   -------------- --------------
                                        4,099,055      2,101,256
                                   -------------- --------------
            COMPUTER SOFTWARE AND SERVICES -- 0.1%
     20,000 Capcom Co. Ltd. .......       684,260        301,171
     10,000 Computer Associates ...
               International Inc. .       254,407        135,000
      5,000 Electronic Data .......
               Systems Corp. ......        69,661         92,150
    160,000 EMC Corp.+ ............     2,749,056        982,400
     20,000 Genuity Inc., Cl. A+ ..       136,779          1,800
                                   -------------- --------------
                                        3,894,163      1,512,521
                                   -------------- --------------
            TRANSPORTATION -- 0.1%
    100,000 AMR Corp.+ ............     1,924,248        660,000
     20,000 Grupo TMM SA de CV,
               Cl. A, ADR+ ........       203,299        103,000
      7,500 Kansas City Southern+ .        13,986         90,000
                                   -------------- --------------
                                        2,141,533        853,000
                                   -------------- --------------
            COMPUTER HARDWARE -- 0.0%
     26,000 Hewlett-Packard Co. ...       839,290        451,360
     10,000 Xerox Corp.+ ..........       108,625         80,500
                                   -------------- --------------
                                          947,915        531,860
                                   -------------- --------------
            TOTAL COMMON
              STOCKS .............. 1,091,517,570  1,094,277,783
                                   -------------- --------------
            PREFERRED STOCKS -- 2.5%
            PUBLISHING -- 1.4%
    770,494 News Corp. Ltd.,
               Pfd., ADR ..........    20,918,681     17,451,689
                                   -------------- --------------
            SPECIALTY CHEMICALS -- 0.5%
    280,500 Hercules Trust I,
               9.420% Pfd. ........     6,358,552      6,044,775
                                   -------------- --------------
            TELECOMMUNICATIONS -- 0.4%
     52,500 Allen Telecom Inc.,
               7.750% Cv. Pfd.,
               Ser. D .............     2,625,000      3,885,000
     31,000 Broadwing Inc.,
               6.750% Cv. Pfd.,
               Ser. B .............       986,633        651,000
     21,000 Citizens Communications Co.,
               5.000% Cv. Pfd. ....     1,020,698        997,500
        500 Lucent Technologies
               Capital Trust I,
               7.750% Cv. Pfd. ....       500,000        205,000
                                   -------------- --------------
                                        5,132,331      5,738,500
                                   -------------- --------------
            AEROSPACE -- 0.1%
     14,021 Northrop Grumman Corp.,
               7.000% Cv. Pfd.,
               Ser. B .............     1,633,727      1,729,630
                                   -------------- --------------
            BROADCASTING -- 0.1%
            90 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a)(b) ......       900,000        918,000
    100,000 ProSieben Sat.1 Media
               AG, Pfd. ...........     1,043,352        682,078
                                   -------------- --------------
                                        1,943,352      1,600,078
                                   -------------- --------------

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2002

                                                     MARKET
    SHARES                              COST          VALUE
    ------                              ----         ------
            PREFERRED STOCKS (CONTINUED)
            AVIATION: PARTS AND SERVICES -- 0.0%
      3,000 Sequa Corp.,
               $5.00 Cv. Pfd. .....$      239,700 $      222,000
                                   -------------- --------------
            WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547 Telesp Celular Participacoes
               SA, Pfd.+ ..........        82,623         12,919
                                   -------------- --------------
            TOTAL PREFERRED
              STOCKS ..............    36,308,966     32,799,591
                                   -------------- --------------
  PRINCIPAL
   AMOUNT
   ------
            CORPORATE BONDS -- 0.5%
            ELECTRONICS -- 0.2%
$ 3,500,000 Agere Systems Inc.,
               Sub. Deb. Cv.,
               6.500%, 12/15/09 ...     3,500,000      2,743,125
                                   -------------- --------------
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  1,400,000 Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...     1,336,622      1,083,250
                                   -------------- --------------
            AVIATION: PARTS AND SERVICES -- 0.1%
    933,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ...       883,441        888,683
                                   -------------- --------------
            WIRELESS COMMUNICATIONS -- 0.1%
    500,000 Nextel Communications Inc.,
               9.500%, 02/01/11 ...       351,900        452,500
                                   -------------- --------------
            HOTELS AND GAMING -- 0.0%
    400,000 Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...       359,149        385,000
                                   -------------- --------------
            ENERGY AND UTILITIES -- 0.0%
  1,000,000 Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 ...       758,440        376,250
                                   -------------- --------------
            CABLE -- 0.0%
  1,300,000 Charter Communications Inc.,
               Cv.,
               4.750%, 06/01/06 ...       848,588        238,875
                                   -------------- --------------
            TOTAL CORPORATE
              BONDS ...............     8,038,140      6,167,683
                                   -------------- --------------
   SHARES
   ------
            WARRANTS -- 0.0%
            FOOD AND BEVERAGE -- 0.0%
     62,463 Denny's Corp.,
               expires 01/07/05+ ..       105,604            625
                                   -------------- --------------
            METALS AND MINING -- 0.0%
      5,000 Harmony Gold Mining Co. Ltd.,
               ADR, expires
               06/29/03+ ..........             0         62,500
                                   -------------- --------------
            TOTAL WARRANTS ........       105,604         63,125
                                   -------------- --------------
  PRINCIPAL
   AMOUNT
  ---------
             U.S. GOVERNMENT OBLIGATIONS -- 1.5%
  19,000,000 U.S. Treasury Bills,
               0.811%++, 01/09/03 .    18,996,622     18,996,622
                                   -------------- --------------
 PRINCIPAL                                           MARKET
  AMOUNT                                COST          VALUE
 ---------                              ----         ------
             REPURCHASE AGREEMENTS -- 10.1%
$100,000,000 Agreement with ABN Amro,
               1.050%, dated 12/31/02,
               due 01/02/03,
               proceeds at maturity
               $100,005,833 (c) ...$  100,000,000 $  100,000,000
  29,401,000 Agreement with State Street
               Bank & Trust Co., 1.050%,
               dated 12/31/02, due 01/02/03,
               proceeds at maturity
               $29,402,715 (c) ....    29,401,000     29,401,000
                                   -------------- --------------
             TOTAL REPURCHASE
               AGREEMENTS .........   129,401,000    129,401,000
                                   -------------- --------------
TOTAL INVESTMENTS -- 100.0% .......$1,284,367,902 $1,281,705,804
                                   ==============
OTHER LIABILITIES IN EXCESS OF ASSETS ...........    (10,105,399)

PREFERRED STOCK
  (11,973,100 preferred shares outstanding) .....   (429,197,500)
                                                  --------------
NET ASSETS -- COMMON STOCK
  (134,059,967 common shares outstanding) ....... $  842,402,905
                                                  ==============
NET ASSET VALUE PER COMMON SHARE
   ($842,402,905 (DIVIDE) 134,059,967
   shares outstanding) ..........................          $6.28
                                                           =====
  PRINCIPAL                            SETTLEMENT NET UNREALIZED
   AMOUNT                                 DATE     APPRECIATION
  --------                             ---------- -------------
             FORWARD FOREIGN EXCHANGE CONTRACTS
7,790,000(d) Deliver Hong Kong Dollars
              in exchange for
              USD 998,270 .............. 08/01/03 $          496
                                                  ==============
----------------
             For Federal tax purposes:
             Aggregate cost ..................... $1,290,492,415
                                                  ==============
             Gross unrealized appreciation ...... $  170,215,400
             Gross unrealized depreciation ......   (179,002,011)
                                                  --------------
             Net unrealized depreciation ........ $   (8,786,611)
                                                  ==============
---------------

(a)  Security  fair  valued  under  procedures   established  by  the  Board  of
     Directors.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $918,000 or 0.1% of total investments.

(c) Collateralized by U.S. Treasury Notes, 8.000% to 8.875%, due 02/15/19 to 11/15/21, market value $130,001,475.

(d)  Principal amount denoted in Hong Kong Dollars.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
CVO - Contingent Value Obligation.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.

                                       % OF
                                      MARKET       MARKET
                                       VALUE        VALUE
                                      ------       ------
       GEOGRAPHIC DIVERSIFICATION
       United States .................. 84.1%  $1,077,918,136
       Europe ......................... 11.2      144,106,731
       Asia/Pacific Rim ...............  2.5       31,518,868
       Latin America ..................  1.1       14,439,750
       Canada .........................  1.0       12,228,113
       South Africa ...................  0.1        1,494,206
                                       -----   --------------
       Total Investments ..............100.0%  $1,281,705,804
                                       =====   ==============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

ASSETS:
  Investments, at value (Cost $1,284,367,902) ........   $ 1,281,705,804
  Cash and foreign currency, at value (Cost $1,374) ..             1,366
  Dividends and interest receivable ..................         1,817,432
  Receivable from investments sold ...................        37,026,380
  Unrealized appreciation on forward foreign
    exchange contracts ...............................               496
                                                         ---------------
  TOTAL ASSETS .......................................     1,320,551,478
                                                         ---------------
LIABILITIES:
  Payable for investments purchased ..................        37,824,243
  Dividends payable ..................................           406,825
  Unrealized depreciation on swap contract ...........         8,896,359
  Payable for investment advisory fees ...............           717,207
  Interest payable on swap contract ..................           319,953
  Payable to custodian ...............................            28,026
  Other accrued expenses and liabilities .............           758,460
                                                         ---------------
  TOTAL LIABILITIES ..................................        48,951,073
                                                         ---------------
PREFERRED STOCK:
  Series A Cumulative  Preferred Stock (7.25%, $25
    liquidation value, $0.001 par
    value, 8,000,000 shares authorized with
    5,367,900 shares issued and outstanding) .........       134,197,500
  Series B Cumulative Preferred Stock (7.20%, $25
    liquidation value, $0.001 par value,
    8,000,000 shares authorized with
    6,600,000 shares issued and outstanding) .........       165,000,000
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value,
    6,000 shares authorized with 5,200 shares
    issued and outstanding) ..........................       130,000,000
                                                         ---------------
  TOTAL PREFERRED STOCK ..............................       429,197,500
                                                         ---------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS ...............................   $   842,402,905
                                                         ===============
NET ASSETS ATTRIBUTABLE TO COMMON
  STOCK SHAREHOLDERS CONSIST OF:
  Capital stock, at par value ........................   $       134,059
  Additional paid-in capital .........................       860,333,570
  Accumulated distributions in excess of
    net investment income ............................          (406,825)
  Accumulated distributions in excess of net realized
    gain on investments, options, future contracts and
    foreign currency transactions ....................        (6,124,513)
  Net unrealized depreciation on investments
    and foreign currency transactions ................       (11,533,386)
                                                         ---------------
  TOTAL NET ASSETS ...................................   $   842,402,905
                                                         ===============
  NET ASSET VALUE PER COMMON SHARE
    ($842,402,905 (DIVIDE) 134,059,967 shares
    outstanding; 183,994,000 shares
    authorized of $0.001 par value) ..................             $6.28
                                                                   =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $657,597) .....   $  18,054,782
  Interest .........................................       3,626,158
                                                       -------------
  TOTAL INVESTMENT INCOME ..........................      21,680,940
                                                       -------------
EXPENSES:
  Investment advisory fees .........................       9,835,224
  Interest expense on swap contract (Note 2) .......       1,813,999
  Shareholder communications expenses ..............         447,246
  Shareholder services fees ........................         273,924
  Payroll ..........................................         309,668
  Directors' fees ..................................         143,619
  Custodian fees ...................................         176,741
  Legal and audit fees .............................         158,023
  Miscellaneous expenses ...........................         483,678
                                                       -------------
  TOTAL EXPENSES ...................................      13,642,122
                                                       -------------
  LESS: CUSTODIAN FEE CREDIT .......................          (5,768)
                                                       -------------
  NET EXPENSES .....................................      13,636,354
                                                       -------------
  NET INVESTMENT INCOME ............................       8,044,586
                                                       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments and options
    134,196,334 Net realized gain on
  foreign currency  transactions ...................          23,259
  Net realized gain on futures  contracts
                                                           1,055,339
                                                       -------------
  Net realized gain on investments, futures
    contracts and foreign currency transactions ....     135,274,932
                                                       -------------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts
    and foreign currency transactions ..............    (348,434,576)
                                                       -------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS, FUTURES CONTRACTS, SWAP
    CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS ....    (213,159,644)
                                                       -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ................................    (205,115,058)
                                                       -------------
  Total Distributions to Preferred
    Stock Shareholders .............................     (22,825,651)
                                                       -------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ......................   $(227,940,709)
                                                       =============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                              YEAR ENDED         YEAR ENDED
                                                                          DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                          -----------------  -----------------
OPERATIONS:
  Net investment income ................................................   $     8,044,586    $     9,816,147
  Net realized gain on investments, options, futures contracts
    and foreign currency transactions ..................................       135,274,932        144,016,946
  Net change in unrealized appreciation/depreciation on investments,
    swap contracts and foreign currency transactions ...................      (348,434,576)      (171,507,313)
                                                                           ---------------    ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................      (205,115,058)       (17,674,220)
                                                                           ---------------    ---------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ................................................        (1,241,220)        (1,001,064)
  Net realized short-term gain on investments, options,
    futures contracts and foreign currency transactions ................          (375,336)          (929,028)
  Net realized long-term gain on investments, options,
    futures contracts and foreign currency transactions ................       (21,209,095)       (13,938,133)
                                                                           ---------------    ---------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..................       (22,825,651)       (15,868,225)
                                                                           ---------------    ---------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
    RESULTING FROM OPERATIONS ..........................................      (227,940,709)       (33,542,445)
                                                                           ---------------    ---------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ................................................        (6,579,486)        (8,582,562)
  Net realized short-term gain on investments, options,
    futures contracts and foreign currency transactions ................        (2,051,189)        (8,156,865)
  Net realized long-term gain on investments, options,
    futures contracts and foreign currency transactions ................      (115,905,914)      (121,720,695)
  Return of capital ....................................................          (218,677)              --
                                                                           ---------------    ---------------
  TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .....................      (124,755,266)      (138,460,122)
                                                                           ---------------    ---------------
TRUST SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reinvestment
    of dividends and distributions and rights offering .................        30,727,869        159,803,359
  Offering costs for preferred shares charged to paid-in capital .......        (1,800,000)        (5,670,825)
  Net increase in net assets from repurchase of preferred stock ........              --                  130
                                                                           ---------------    ---------------
  NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS .............        28,927,869        154,132,664
                                                                           ---------------    ---------------
  NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .      (323,768,106)       (17,869,903)
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
  Beginning of period ..................................................     1,166,171,011      1,184,040,914
                                                                           ---------------    ---------------
  End of period ........................................................   $   842,402,905    $ 1,166,171,011
                                                                           ===============    ===============

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

      Effective August 1, 2002, the Equity Trust modified its non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions in equity securities (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Equity Trust has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Equity Trust would pay a premium to the interest rate cap to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Equity Trust's portfolio securities at that point in time,

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred Stock.

      The Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Trust receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2002 are as follows:

    NOTIONAL                    FLOATING RATE*      TERMINATION     UNREALIZED
     AMOUNT      FIXED RATE  (RATE RESET MONTHLY)      DATE        DEPRECIATION
    --------     ----------  --------------------   -----------    ------------
  $130,000,000     4.494%           1.43875%       July 1, 2007     $(8,896,359)

--------------
*Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed. There were no open futures contracts at December 31, 2002.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Series A Cumulative Preferred Stock, 7.20% Tax Advantaged Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust.

      For the year ended December 31, 2002, reclassifications were made to increase accumulated distributions in excess of net investment income for $364,192 and decrease accumulated distributions in excess of net realized gain on investments, options, future contracts and foreign currency transactions for $114,892 with an offsetting adjustment to additional paid-in capital.

      The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                                YEAR ENDED                             YEAR ENDED
                                            DECEMBER 31, 2002                      DECEMBER 31, 2001
                                      -----------------------------         ------------------------------
                                        COMMON           PREFERRED            COMMON            PREFERRED
                                      ------------      -----------         ------------       -----------
 DISTRIBUTIONS PAID FROM:
 Ordinary income
   (Inclusive of short
   term capital gain) ................$  8,877,226      $ 1,616,556         $ 16,764,177       $ 1,930,092
 Net long term capital gain .......... 115,659,363       21,209,095          121,695,945        13,938,133
 Non-taxable return of capital .......     218,677               --                   --                --
                                      ------------      -----------         ------------       -----------
 Total distribution paid .............$124,755,266      $22,825,651         $138,460,122       $15,868,225
                                      ============      ===========         ============       ===========

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                 Net unrealized depreciation .........  $(17,657,899)
                 Other ...............................      (406,825)
                                                        ------------
                 Total accumulated loss ..............  $(18,064,724)
                                                        ============

      Other is primarily due to dividends payable on preferred stock at December 31, 2002.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets plus liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Stock. For the year ended December 31, 2002, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

      During the year ended December 31, 2002, Gabelli & Company, Inc. and its affiliates received $337,437 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

      The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During fiscal 2002, the Gabelli Equity Trust reimbursed the Adviser $34,800 in connection with the cost of computing the Trust's net asset value.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2002 aggregated $403,144,988 and $327,000,473, respectively.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 183,994,000 shares of common stock (par value $0.001). The Board of Directors of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2002, the Equity Trust did not repurchase any shares of its common stock in the open market.

      On January 10, 2001, the Equity Trust distributed one transferable right for each of the 108,688,408 common shares outstanding to shareholders of record on that date. Six rights were required to purchase one additional common share at the subscription price of $7.00 per share. The subscription period expired on February 13, 2001. The rights offering was fully subscribed resulting in the issuance of 18,114,735 common shares and proceeds of $126,803,145 to the Equity Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Equity Trust common shareholders was reduced by approximately $0.62 per share as a result of the issuance.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Transactions in common stock were as follows:

                                                        YEAR ENDED                     YEAR ENDED
                                                     DECEMBER 31, 2002              DECEMBER 31, 2001
                                                 ------------------------      ------------------------
                                                   Shares        Amount           Shares       Amount
                                                 ---------    -----------      ----------  ------------
Shares issued in rights offering ................       --             --      18,114,735  $126,303,145
Shares issued upon reinvestment
  of dividends and distributions ................3,992,168    $30,727,869       3,264,654    33,500,214
                                                 ---------    -----------      ----------  ------------
Net increase ....................................3,992,168    $30,727,869      21,379,389  $159,803,359
                                                 =========    ===========      ==========  ============

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,006,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.25% Series A, 7.20% Series B and Series C Auction Rate Cumulative Preferred Stock at a redemption price of $25, $25 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      Under Emerging Issues Task Force (EITF) promulgating Topic D-98, CLASSIFICATION AND MEASUREMENT OF REDEEMABLE SECURITIES, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Equity Trust's Cumulative Preferred Stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets attributable to common stock shareholders) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

      Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the 7.25% Series A Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2002, the Equity Trust did not repurchase any shares of 7.25% Series A Cumulative Preferred Stock. During the year ended December 31, 2001, the Equity Trust repurchased 1,000 shares of 7.25% Series A Cumulative Preferred Stock at a cost of $24,870 and at an average price of $24.87 per share. At December 31, 2002, 5,367,900 shares of the 7.25% Series A Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $162,155.

      On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and estimated offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2002 and the year ended December 31, 2001, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At December 31, 2002, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding at the fixed rate of 7.20 percent per share and accrued dividends amounted to $198,000.

      On June 27, 2002, the Equity Trust received net proceeds of $128,200,000 (after underwriting discounts of $1,300,000 and estimated offering expenses of $500,000) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2002, the Equity Trust did not repurchase any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2002, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding at the annual rate of 1.65 percent per share and accrued dividends amounted to $0.00.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN EQUITY TRUST COMMON SHARE OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                     -----------------------------------------------------------
OPERATING PERFORMANCE:                                                2002(A)     2001(A)      2000(A)     1999(A)      1998(A)
                                                                     ---------  ----------   ----------  -----------  ----------
  Net asset value, beginning of period .............................$     8.97  $    10.89   $    12.75  $     11.47  $    11.56
                                                                    ----------  ----------   ----------  -----------  ----------
  Net investment income ............................................      0.06        0.08         0.05         0.04        0.07
  Net realized and unrealized gain (loss) on investments ...........     (1.64)      (0.16)       (0.51)        3.25        1.09
                                                                    ----------  ----------   ----------  -----------  ----------
  Total from investment operations .................................     (1.58)      (0.08)       (0.46)        3.29        1.16
                                                                    ----------  ----------   ----------  -----------  ----------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ............................................     (0.01)      (0.01)       (0.00)(c)    (0.00)(c)   (0.00)(c)
  Net realized gain on investments .................................     (0.16)      (0.11)       (0.09)       (0.09)      (0.05)
                                                                    ----------  ----------   ----------  -----------  ----------
  Total distributions to preferred stock shareholders ..............     (0.17)      (0.12)       (0.09)       (0.09)      (0.05)
                                                                    ----------  ----------   ----------  -----------  ----------
  NET INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS .........................     (1.75)      (0.20)       (0.55)        3.20        1.11
                                                                    ----------  ----------   ----------  -----------  ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
  Net investment income ............................................     (0.05)      (0.06)       (0.04)       (0.03)(b)   (0.06)
  Net realized gain on investments .................................     (0.90)      (1.02)       (1.27)       (1.21)(b)   (1.10)
  Paid-in capital ..................................................     (0.00)(c)      --           --        (0.68)(b)      --
                                                                    ----------  ----------   ----------  -----------  ----------
  Total distributions to common stock shareholders .................     (0.95)      (1.08)       (1.31)       (1.92)      (1.16)
                                                                    ----------  ----------   ----------  -----------  ----------
CAPITAL SHARE TRANSACTIONS:
  Increase in net asset value from common stock share transactions .      0.02         0.03          --           --          --
  Decrease in net asset value from shares issued in rights offering         --        (0.62)         --           --          --
  Offering costs for preferred shares charged to paid-in capital ...     (0.01)       (0.05)         --           --       (0.04)
                                                                    ----------  ----------   ----------  -----------  ----------
  Total capital share transactions .................................      0.01       (0.64)          --           --       (0.04)
                                                                    ----------  ----------   ----------  -----------  ----------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS,
    END OF PERIOD ..................................................$     6.28  $     8.97   $    10.89  $     12.75  $    11.47
                                                                    ==========  ==========   ==========  ===========  ==========
  Net asset value total return + ...................................    (21.00)%     (3.68)%      (4.39)%      29.49%       9.55%
                                                                    ==========  ==========   ==========  ===========  ==========
  Market value, end of period ......................................$     6.85  $    10.79   $    11.44  $     12.56  $    11.56
                                                                    ==========  ==========   ==========  ===========  ==========
  Total investment return ++ .......................................    (28.36)%     10.32%        1.91%       26.57%       9.23%
                                                                    ==========  ==========   ==========  ===========  ==========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) .......................................$1,271,600  $1,465,369   $1,318,263  $ 1,503,641  $1,352,190
  Net assets attributable to common shares,
    end of period (in 000's) .......................................$  842,403  $1,166,171   $1,184,041  $ 1,368,981  $1,217,190
  Ratio of net investment income to average net assets
    attributable to common shares ..................................      0.81%       0.81%        0.42%        0.34%       0.60%
  Ratio of operating expenses to average net assets
    attributable to common shares (e)(g) ...........................      1.37%       1.12%        1.14%        1.27%       1.15%
  Ratio of operating expenses to average total net assets
    including liquidation value of preferred shares (e)(g) .........      1.00%       0.95%        1.03%        1.15%       1.09%
  Portfolio turnover rate ..........................................      27.1%       23.9%        32.1%        38.0%       39.8%
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ......................$  134,198  $  134,198   $  134,223  $   134,660  $  135,000
  Total shares outstanding (in 000's) ..............................     5,368       5,368        5,369        5,386       5,400
  Liquidation preference per share .................................$    25.00  $    25.00   $    25.00  $     25.00  $    25.00
  Average market value (d) .........................................$    25.75  $    25.39   $    22.62  $     24.43  $    25.63
  7.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ......................$  165,000  $  165,000           --           --          --
  Total shares outstanding (in 000's) ..............................     6,600       6,600           --           --          --
  Liquidation preference per share .................................$    25.00  $    25.00           --           --          --
  Average market value (d) .........................................$    26.40  $    25.60           --           --          --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ......................$  130,000          --           --           --          --
  Total shares outstanding (in 000's) ..............................         5          --           --           --          --
  Liquidation preference per share .................................$   25,000          --           --           --          --
  Average market value (d) .........................................$   25,000          --           --           --
  ASSET COVERAGE (f) ...............................................       296%        490%         982%       1,117%      1,001%
  ASSET COVERAGE PER SHARE (f) .....................................$   106.20  $   122.44   $   245.54  $    279.16  $   250.41

--------------------------

+   Based  on  net  asset  value  per  share,   adjusted  for   reinvestment  of
    distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder.

(a) Per share amounts have been calculated using the monthly average shares outstanding method.

(b) A distribution equivalent to $0.75 per share for The Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.

c)  Amount represents less than $0.005 per share.

(d) Based on weekly prices.

(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2002, 2001 and 2000, the expense ratios of operating expenses to average net assets attributable to common stock would be 1.37%, 1.11% and 1.14%, respectively, and the expense ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 1.00%, 0.94% and 1.03%, respectively.

(f) Asset coverage is calculated by combining all series of preferred stock.

(g) The Trust incurred interest expense during the year ended December 31, 2002. If interest expense had not been incurred, the expense ratio of operating expenses to average net assets attributable to common stock would be 1.19% and the expense ratio of operating expenses to average total net assets including liquidation value of preferred shares would be 0.87%.

                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Trust") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                  /S/ PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Equity Trust Inc. Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580.

                         TERM OF    NUMBER OF
                       OFFICE AND FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF    COMPLEX
   ADDRESS 1              TIME     OVERSEEN BY      PRINCIPAL OCCUPATION(S)                             OTHER DIRECTORSHIPS
    AND AGE             SERVED 2    DIRECTOR        DURING PAST FIVE YEARS                               HELD BY DIRECTOR
----------------        ---------- ------------     ----------------------                              ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI       Since 1986**   22       Chairman of the Board and Chief Executive         Director of Morgan Group
Director, President and                        Officer of Gabelli Asset Management Inc. and      Holdings, Inc. (holding
Chief Investment Office                        Chief Investment Officer of Gabelli Funds,        company); Vice Chairman
Age: 60                                        LLC and GAMCO Investors, Inc.;                    of Lynch Corporation
                                               Chairman and Chief Executive Officer of           (diversified manufacturing)
                                               Lynch Interactive Corporation (multimedia
                                               and services)

KARL OTTO POHL          Since 1992*   31       Member of the Shareholder Committee of Sal        Director of Gabelli Asset
Director                                       Oppenheim Jr. & Cie (private investment           Management Inc. (investment
Age: 73                                        bank); Former President of the                    management); Chairman, Incentive
                                               Deutsche Bundesbank and Chairman of its           Capital and Incentive Asset
                                               Central Bank Council (1980-1991)                  Management (Zurich); Director
                                                                                                 at Sal Oppenheim Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-----------------------
THOMAS E. BRATTER      Since 1986**    3       Director, President and Founder, The John                    --
Director                                       Dewey Academy (residential college
Age: 63                                        preparatory therapeutic high school)

ANTHONY J. COLAVITA 4  Since 1999***  33       President and Attorney at Law in the law firm
Director                                       of Anthony J. Colavita, P.C.
Age: 67

JAMES P. CONN 4         Since 1989*   11       Former Managing Director and Chief Investment     Director of LaQuinta Corp. (hotels)
Director                                       Officer of Financial Security Assurance Holdings  and First Republic Bank
Age: 64                                        Ltd. (1992-1998)

FRANK J. FAHRENKOPF JR. Since 1998***  3       President and Chief Executive Officer of the                 --
Director                                       American Gaming Association since June
Age: 63                                        1995; Partner of Hogan & Hartson (law
                                               firm); Chairman of International Trade
                                               Practice Group; Co-Chairman of the
                                               Commission on Presidential Debates;
                                               Former Chairman of the Republican
                                               National Committee

ARTHUR V. FERRARA      Since 2001***   9       Formerly, Chairman of the Board and Chief         Director of The Guardian Life
Director                                       Executive Officer of The Guardian Life            Insurance Company of America;
Age: 72                                        Insurance Company of America from January         Director of The Guardian Insurance
                                               1993 to December 1995; President, Chief           & Annuity Company, Inc.,
                                               Executive Officer and a Director prior thereto    Guardian Investor Services
                                                                                                 Corporation, and 5 mutual funds
                                                                                                 within the Guardian Fund Complex

ANTHONY R. PUSTORINO    Since 1986*   17       Certified Public Accountant; Professor                       --
Director                                       Emeritus, Pace University
Age: 77

SALVATORE J. ZIZZA     Since 1986***   9       Chairman, Hallmark Electrical Supplies Corp.;     Director of Hollis Eden
Director                                       Former Executive Vice President of FMG            Pharmaceuticals
Age: 57                                        Group (OTC), a healthcare provider; Former
                                               President and Chief Executive Officer of the
                                               Lehigh Group Inc., (electrical supply
                                               wholesaler); an interior construction company,
                                               through 1997

                          THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                         TERM OF    NUMBER OF
                       OFFICE AND FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF    COMPLEX
   ADDRESS 1              TIME     OVERSEEN BY      PRINCIPAL OCCUPATION(S)
    AND AGE             SERVED 2    DIRECTOR        DURING PAST FIVE YEARS
----------------       ---------  ------------      ----------------------
OFFICERS:
--------
BRUCE N. ALPERT        Since 1998      --        Executive Vice President and Chief Operating
Vice President and                               Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                        an officer of all mutual funds advised by
Age: 51                                          Gabelli Funds, LLC and its affiliates.
                                                 Director and President of the Gabelli Advisors,
                                                 Inc.
CARTER W. AUSTIN       Since 2000      --        Vice President at the Trust since 2000.
Vice President                                   Vice President of Gabelli Funds, LLC
Age: 35                                          since 1996.

JAMES E. MCKEE         Since 1995      --        Vice President, General Counsel and Secretary
Secretary                                        of Gabelli Asset Management Inc. since 1999
Age: 39                                          and GAMCO Investors, Inc. since 1993; Secretary
                                                 of all mutual funds advised by Gabelli Advisers,
                                                 Inc. and Gabelli Funds, LLC

----------------

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

  * - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

 ** - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

*** - Term expires at the Trust's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.

4 Represents holders of the Trust's 7.20% and 7.25% Cumulative Preferred Stock.

--------------------------------------------------------------------------------
                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?
     The Gabelli Equity Trust Inc. (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2002

CASH DIVIDENDS AND DISTRIBUTIONS

                            TOTAL AMOUNT    ORDINARY    LONG-TERM    DIVIDEND
       PAYABLE      RECORD      PAID       INVESTMENT    CAPITAL   REINVESTMENT
        DATE         DATE   PER SHARE (A)    INCOME     GAINS (A)      PRICE
       -------      ------  -------------  ----------   ---------  ------------
COMMON SHARES
      03/25/02     03/15/02    $0.2700      $0.0192      $0.2508     $10.5450
      06/24/02     06/14/02     0.2700       0.0191       0.2509       7.7235
      09/24/02     09/16/02     0.2700       0.0191       0.2509       6.2225
      12/24/02     12/16/02     0.1400       0.0099       0.1301       7.4195
                               -------      -------      -------
                               $0.9500      $0.0673      $0.8827

7.25% PREFERRED SHARES
      03/26/02     03/19/02    $0.4531      $0.0321      $0.4210
      06/26/02     06/19/02     0.4531       0.0321       0.4210
      09/26/02     09/19/02     0.4531       0.0321       0.4210
      12/26/02     12/18/02     0.4532       0.0321       0.4211
                               -------      -------      -------
                               $1.8125      $0.1284      $1.6841

7.20% PREFERRED SHARES
      03/26/02     03/19/02    $0.4500      $0.0319      $0.4181
      06/26/02     06/19/02     0.4500       0.0319       0.4181
      09/26/02     09/19/02     0.4500       0.0319       0.4181
      12/26/02     12/18/02     0.4500       0.0319       0.4181
                               -------      -------      -------
                               $1.8000      $0.1276      $1.6724

AUCTION RATE PREFERRED SHARES

    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2002 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 13.36% of the long-term capital gains paid by the Equity Trust in 2002 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV. 86.64% of the long-term capital gains paid by the Gabelli Equity Trust Fund in 2002 was classified as "Qualified 5-Year Gains" and reported in box 2c of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was no return of capital in 2002.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

    The Equity Trust paid to common shareholders an ordinary income dividend totalling $0.0673 per share in 2002. The Equity Trust paid to 7.25% Series A preferred shareholders and 7.20% Series B preferred shareholders an ordinary income dividend totalling $0.1284 per share and $0.1276 per share, respectively, in 2002. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 99.95% for all such dividends paid in 2002. The percentage of the ordinary income dividends paid by the Equity Trust during 2002 derived from U.S. Government Securities was 2.83%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2002.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2002

                                               HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                               SHORT-         LONG-                  UNDISTRIBUTED TAXES PAID ON
                                TERM          TERM      NON-TAXABLE    LONG-TERM   UNDISTRIBUTED                  ADJUSTMENT
                INVESTMENT     CAPITAL       CAPITAL     RETURN OF      CAPITAL       CAPITAL         TOTAL           TO
                  INCOME      GAINS (B)       GAINS       CAPITAL        GAINS       GAINS (C)  DISTRIBUTIONS (A) COST BASIS
                ----------    ---------      -------    -----------  ------------- ------------ ----------------- ----------
2002             $ 0.05180     $0.01550  $   0.88270        --            --            --      $    0.95000        --
2001 (d)           0.06700      0.06400      0.94900        --            --            --           1.08000        --
2000               0.04070      0.15500      1.11430        --            --            --           1.31000        --
1999 (e)           0.03010      0.21378      0.99561     $0.91176         --            --           2.15125     $0.91176 -
1998               0.06420        --         1.10080        --            --            --           1.16500        --
1997               0.07610      0.00210      0.93670      0.02510         --            --           1.04000      0.02500 -
1996               0.10480        --         0.78120      0.11400         --            --           1.00000      0.11400 -
1995 (f)           0.12890        --         0.49310      0.37800         --            --           1.00000      0.37800 -
1994 (g)           0.13536      0.06527      0.30300      1.38262         --            --           1.88625      1.38262 -
1993 (h)           0.13050      0.02030      0.72930      0.22990         --            --           1.11000      0.22990 -
1992 (i)           0.20530      0.04050      0.29660      0.51760         --            --           1.06000      0.51760 -
1991 (j)           0.22590      0.03990      0.14420      0.68000         --            --           1.09000      0.68000 -
1990               0.50470        --         0.22950      0.44580         --            --           1.18000      0.44580 -
1989               0.29100      0.35650      0.66250        --          $0.6288        $0.2138       1.31000      0.41500 +
1988               0.14500      0.20900      0.19600        --           0.2513         0.0854       0.55000      0.16590 +
1987               0.25600      0.49100      0.33500        --            --            --           1.08200        --

                                               HISTORICAL DISTRIBUTION SUMMARY - 7.25% PREFERRED STOCK

2002             $ 0.09860     $0.02980  $   1.68410        --            --            --      $    1.81250        --
2001               0.11440      0.10610      1.59200        --            --            --           1.81250        --
2000               0.05670      0.21430      1.54150        --            --            --           1.81250        --
1999               0.04370      0.31640      1.45240        --            --            --           1.81250        --
1998               0.05600        --         0.96100        --            --            --           1.01700        --

                                               HISTORICAL DISTRIBUTION SUMMARY - 7.20% PREFERRED STOCK

2002             $ 0.09800     $0.02960  $   1.67240        --            --            --      $    1.80000        --
2001               0.05870      0.05440      0.81690        --            --            --           0.93000        --

                                             HISTORICAL DISTRIBUTION SUMMARY - AUCTION RATE PREFERRED SHARES

2002             $12.28350     $3.71450   $209.89200        --            --            --        $225.89000        --

--------------------------

(a)  Total amounts may differ due to rounding.

(b)  Taxable as ordinary income.

(c) Net Asset Value is reduced by this amount on the last business day of the year.

(d) On January 10, 2001, the Company also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(e) On July 9, 1999, the Company also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(f) On October 19, 1995, the Company also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(g) On November 15, 1994, the Company also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(h) On July 14, 1993, the Company also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(i) On September 28, 1992, the Company also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(j) On October 21, 1991, the Company also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

  -  Decrease in cost basis.

  +  Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

      --------------------------------------------------------------------
         The Annual Meeting of The Gabelli Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 12, 2003, at The Bruce Museum, One Museum Drive in Greenwich, Connecticut.
      --------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                      COMMON    7.25% PREFERRED 7.20% PREFERRED
                      ------    --------------- --------------
NYSE-Symbol:            GAB         GAB Pr          GAB PrB
Shares Outstanding: 134,059,967    5,367,900       6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

              -----------------------------------------------------
                For general information about the Gabelli Funds,
                call 800-GABELLI (800-422-3554), fax us at
                914-921-5118, visit Gabelli Funds' Internet
                homepage at: WWW.GABELLI.COM
                or e-mail us at: closedend@gabelli.com
              -----------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCM-AR-12/02